UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08649

                           EII REALTY SECURITIES TRUST
               (Exact name of registrant as specified in charter)

                          717 Fifth Avenue, 10th Floor
                               NEW YORK, NY 10022
               (Address of principal executive offices) (Zip code)

                                Richard J. Adler
                          717 Fifth Avenue, 10th Floor
                               NEW YORK, NY 10022
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 212-303-0478


                        Date of fiscal year end: JUNE 30

                   Date of reporting period: DECEMBER 31, 2008



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


(EII LOGO) E.I.I. REALTY SECURITIES TRUST

                              INSTITUTIONAL SHARES

                                DECEMBER 31, 2008
                               SEMI-ANNUAL REPORT

                                  888-323-8912

                         E.I.I. REALTY SECURITIES TRUST

                                TABLE OF CONTENTS

Letter to Shareholders ....................................................    1

Portfolio Sectors .........................................................   14

Disclosure of Fund Expenses ...............................................   15

Schedules of Investments ..................................................   16

Statements of Assets and Liabilities ......................................   26

Statements of Operations ..................................................   27

Statements of Changes in Net Assets .......................................   28

Financial Highlights ......................................................   31

Notes to the Financial Statements .........................................   34

Additional Information ....................................................   39

This report is submitted for the information of shareholders of E.I.I. Realty Securities Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. The prospectus includes more complete information regarding the Fund's objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money. Fund shares are distributed by PFPC Distributors, Inc. 760 Moore Rd., King of Prussia, PA 19406.

                         E.I.I. REALTY SECURITIES TRUST
                          E.I.I. REALTY SECURITIES FUND
                                DECEMBER 31, 2008

To Our Shareholders in the EII Realty Securities Fund:

For the six month period ended December 31, 2008, the EII Realty Securities fund declined 32.44% on a per share basis compared to a decline of 35.40% for the NAREIT Equity Index.

This period included the most severe decline and volatility in the modern history of REITs. Notwithstanding the fact that the US was officially declared to have been in recession starting in December 2007, through September the REITs had held up reasonably well in keeping with their historic defensive characteristics. Indeed, in early October there were a number of REITs that were able to sell equity on spot secondary offerings, even though many companies were already having trouble borrowing overnight following the bankruptcy of Lehman Brothers in mid-September. However, in October the full fury of the credit market crisis hit, and it became clear that the recession was a global phenomenon.

Real estate is a capital intensive industry, and requires access to debt capital on a regular basis in order to prosper. Equity value is a residual determined after paying debt service. Because of the relatively stable cash flows from leased assets that constitute the majority of REIT portfolios, debt has generally been available from multiple sources including banks, through unsecured, or through debt secured by portfolio properties. The seizure in the credit markets became so acute by October that it became questionable if REITs would be able to refinance maturing issues. If unable to do so, the residual value of the equity would be essentially nil. The dawning realization of this dilemma brought a nearly 60% decline in the REIT indexes in October and November, with a sharp rebound in December as there were some signs of a credit thaw. Indeed, one of the leading mall REITs, General Growth Properties, has been on the brink of bankruptcy as it renegotiates loans that were expiring at the end of November, that have been extended for now.

There were a series of catastrophes in the debt and equity markets that converged during this period: 1) in October there were major redemptions in convertible bond hedge funds, resulting in the disgorgement of billions in REIT convertible bonds. In the prior 3 years REITs had issued $29 billion of convertible bonds and preferreds, with over 90% going to these dedicated convertible hedge funds. There were few natural buyers away from hedge funds, so these liquidations drove yields on these convertible securities to distress levels of over 20%. 2) Dedicated REIT closed-end mutual funds suffered margin calls in October resulting in waves of selling of REIT common and preferred stocks. The purpose of these funds was to focus on current income and to shelter preferreds from having to be sold because of their relatively low liquidity, which only exacerbated the impact of the deleveraging of these funds. 3) In November the Treasury's Troubled Assets Relief Program (TARP) was re-focused away from its original plan to buy complex mortgage securities, and this had a belated and disproportionally negative impact on commercial mortgage-backed securities (CMBS). As these securities plummeted in value, it served as a manifestation of credit problems in commercial real estate in general, which included REITs.

These dynamics were in addition to the impact of trading in exchange traded funds (ETF's) which are funds built around popular indexes. The funds are used to speculate on entire market sectors. There are a number of dedicated REIT ETF's, as well as financial ETF's that combine REITs with banks and insurance companies, some of which were requiring major federal intervention to remain viable. The arbitrage associated with trading these instruments has exacerbated volatility with created day-to-day movements in the REIT indexes peaking at over 20%.

There are several trillion dollars of initiatives by the authorities including the Federal Reserve and US Treasury that are focused on restoring credit flows. Those that began in September focusing on restoring inter-bank lending or the commercial paper markets have been successful in bringing down extreme credit spreads and restoring activity. The upcoming Term Asset-Backed Loan Facility
(TALF) focused on asset-backed securities markets may include CMBS, which hopefully will help restore credit flows in real estate. This is in addition to the over $800 billion in fiscal stimulus proposed by the new Obama Administration.

                         E.I.I. REALTY SECURITIES TRUST
                    E.I.I. REALTY SECURITIES FUND (CONTINUED)
                                DECEMBER 31, 2008

REIT managements are focused on securing financing sources starting with bank credit lines, most of which extend into 2010. Development activity has been all but halted. To minimize cash outlays a number of REITs have been cutting their dividend or are using a newly issued IRS ruling allowing up to 90% of REIT dividends to be paid in stock. In the meantime announcements of new or refinanced debt financing has demonstrated access to debt capital on a case-by-case basis that has helped restore some confidence.

The fund has focused on the REITs with the best balance sheets and access to capital, which explains its outperformance. The fund held an overweight in multi-family REITs, which have benefitted from access to lending by Fannie Mae and Freddie Mac, and to healthcare REITs which are less exposed to the economic cycle. Investments in the office sector de-emphasized the New York market, which is heavily exposed to the financial services industry at the epicenter of the credit market storm. Positions in industrial REITs were reduced because of their high cyclical exposure and business models focusing on development. Strong balance sheets were the focus of the shopping mall REITs held to cushion the impact of reduced consumer spending.

     The enormous magnitude of the many government initiatives should be able to address viability issues for most REITs as more normal credit flows are restored. Even if funds-from-operations are impaired by the recession and higher credit costs, the valuation metrics for going concerns would price REITs at higher levels. Furthermore, as REITs demonstrate access to capital, they should be able to acquire assets from more troubled private real estate owners accretively. As this avenue of growth opens, REIT share prices can rise even in a declining or flat operating environment for real estate assets. As was the case in the last commercial real estate cycle, REITs can serve as the solution, not the problem, in refinancing the real estate industry. Just as REIT stock prices have fallen in anticipation of the recession, they can be expected to rise in anticipation of an economic recovery.

     This scenario is not meant to minimize the severity of the financial and economic challenges that we are facing, but rather to outline a credible scenario that is consistent with past economic cycles. Neither does it imply a return to the over-leveraged environment that preceded the current tumult. But REITs have generally operated with more diversification and lower leverage than private real estate entities, and should be able to compete effectively in a more capital constrained environment. These characteristics bode well for a recovery in the investments in the portfolio.

We thank you for the support and confidence you have placed in us.

Sincerely,


/s/ Richard J. Adler
Richard J. Adler
President

                         E.I.I. REALTY SECURITIES TRUST

              E.I.I. REALTY SECURITIES FUND - INSTITUTIONAL SHARES

                               DECEMBER 31, 2008

  COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT IN E.I.I. REALTY SECURITIES FUND AND THE NAREIT EQUITY INDEX(1) AND THE WILSHIRE REAL ESTATE SECURITIES INDEX(1) FROM INCEPTION (JUNE 11, 1998) THROUGH DECEMBER 31, 2008

                              (PERFORMANCE GRAPH)

              E.I.I. REALTY    NAREIT EQUITY   WILSHIRE REAL ESTATE
             SECURITIES FUND       INDEX         SECURITIES INDEX
             ---------------   -------------   --------------------
 6/11/1998         10,000          10,000             10,000
 6/30/1998         10,260          10,253             10,253
 7/31/1998          9,650           9,587              9,539
 8/31/1998          8,940           8,683              8,548
 9/30/1998          9,390           9,174              9,027
10/31/1998          9,213           9,004              8,903
11/30/1998          9,415           9,137              9,071
12/31/1998          9,306           8,907              8,941
 1/31/1999          9,112           8,720              8,747
 2/28/1999          9,000           8,515              8,678
 3/31/1999          8,908           8,477              8,631
 4/30/1999          9,801           9,281              9,551
 5/31/1999         10,039           9,485              9,712
 6/30/1999          9,728           9,332              9,547
 7/31/1999          9,382           9,035              9,182
 8/31/1999          9,309           8,920              9,044
 9/30/1999          8,910           8,581              8,636
10/31/1999          8,613           8,370              8,475
11/30/1999          8,571           8,234              8,342
12/31/1999          8,955           8,495              8,656
 1/31/2000          8,987           8,523              8,691
 2/29/2000          8,847           8,421              8,525
 3/31/2000          9,256           8,698              8,899
 4/30/2000          9,856           9,283              9,533
 5/31/2000          9,933           9,374              9,648
 6/30/2000         10,336           9,615              9,973
 7/31/2000         11,163          10,455             10,868
 8/31/2000         10,690          10,031             10,477
 9/30/2000         11,141          10,350             10,818
10/31/2000         10,631           9,902             10,348
11/30/2000         10,876          10,029             10,581
12/31/2000         11,591          10,735             11,316
 1/31/2001         11,501          10,847             11,429
 2/28/2001         11,264          10,674             11,192
 3/31/2001         11,321          10,777             11,201
 4/30/2001         11,582          11,034             11,467
 5/31/2001         11,798          11,301             11,788
 6/30/2001         12,490          11,964             12,421
 7/31/2001         12,181          11,726             12,173
 8/31/2001         12,616          12,155             12,598
 9/30/2001         12,009          11,650             11,851
10/31/2001         11,627          11,317             11,407
11/30/2001         12,288          11,940             12,147
12/31/2001         12,578          12,231             12,499
 1/31/2002         12,625          12,254             12,553
 2/28/2002         12,812          12,491             12,840
 3/31/2002         13,573          13,240             13,630
 4/30/2002         13,561          13,353             13,712
 5/31/2002         13,703          13,534             13,850
 6/30/2002         13,975          13,904             14,134
 7/31/2002         13,248          13,176             13,259
 8/31/2002         13,176          13,151             13,264
 9/30/2002         12,698          12,646             12,678
10/31/2002         11,925          12,037             12,048
11/30/2002         12,458          12,604             12,644
12/31/2002         12,510          12,698             12,829
 1/31/2003         12,073          12,328             12,454
 2/28/2003         12,192          12,532             12,637
 3/31/2003         12,311          12,782             12,958
 4/30/2003         12,773          13,345             13,504
 5/31/2003         13,523          14,151             14,279
 6/30/2003         13,805          14,459             14,558
 7/31/2003         14,545          15,233             15,402
 8/31/2003         14,639          15,315             15,567
 9/30/2003         15,125          15,836             16,091
10/31/2003         15,229          16,122             16,336
11/30/2003         15,963          16,825             17,043
12/31/2003         16,493          17,414             17,585
 1/31/2004      17,081.56          18,167             18,241
 2/28/2004      17,410.05          18,485             18,615
 3/31/2004      18,518.71          19,507             19,715
 4/30/2004      15,780.86          16,663             16,979
 5/31/2004      16,867.77          17,851             18,266
 6/30/2004      17,321.80          18,374             18,808
 7/31/2004      17,610.27          18,434             18,921
 8/31/2004      19,118.15          19,898             20,395
 9/30/2004      19,090.48          19,886             20,356
10/31/2004      20,240.99          20,952             21,456
11/30/2004      21,157.25          21,853             22,468
12/31/2004      22,184.07          22,914             23,708
 1/31/2005      20,278.16          20,990             21,764
 2/28/2005      20,827.61          21,634             22,428
 3/31/2005      20,552.89          21,298             22,186
 4/30/2005      21,754.76          22,431             23,271
 5/31/2005      22,530.48          23,209             24,036
 6/30/2005      23,582.02          24,376             25,320
 7/31/2005      25,312.29          26,115             27,219
 8/31/2005      24,272.77          25,160             26,177
 9/30/2005      24,359.40          25,310             26,271
10/31/2005      23,925.39          24,711             25,769
11/30/2005      25,022.41          25,752             26,934
12/31/2005      25,257.89          25,701             27,044
 1/31/2006      26,959.20          27,577             28,959
 2/28/2006      27,404.16          28,071             29,593
 3/31/2006      28,817.55          29,488             31,212
 4/30/2006      27,822.65          28,391             30,045
 5/31/2006      27,089.09          27,582             29,152
 6/30/2006      28,425.21          29,017             30,849
 7/31/2006      29,295.54          29,996             31,953
 8/31/2006      30,292.16          31,131             33,065
 9/30/2006      30,764.25          31,707             33,687
10/31/2006      32,820.04          33,693             35,819
11/30/2006      34,371.63          35,259             37,567
12/31/2006      33,841.88          34,708             36,741
 1/31/2007      36,981.84          37,631             40,092
 2/28/2007      36,134.55          36,788             39,169
 3/31/2007      34,938.37          35,910             38,061
 4/30/2007      34,942.36          35,903             38,053
 5/31/2007      34,642.85          35,922             38,027
 6/30/2007      31,148.61          32,664             34,464
 7/31/2007      29,124.71          30,116             31,765
 8/31/2007      30,926.23          32,095             33,627
 9/30/2007      32,527.59          33,509             34,958
10/31/2007      33,216.71          33,884             35,353
11/30/2007      30,155.96          30,811             31,896
12/31/2007      28,807.03          29,262             30,176
 1/31/2008      28,670.18          28,961             30,059
 2/29/2008      27,643.81          27,931             28,907
 3/31/2008      29,559.71          29,671             30,815
 4/30/2008      31,424.33          31,410             32,707
 5/31/2008      31,286.81          31,652             32,783
 6/30/2008      27,779.93          28,210             29,147
 7/31/2008      28,550.54          29,189             30,004
 8/31/2008      29,172.71          29,834             30,721
 9/30/2008      29,172.71          29,776             30,463
10/31/2008      20,708.44          20,347             20,511
11/30/2008      16,191.50          15,656             15,447
12/31/2008      18,770.04          18,222             18,158

                 RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008

                                 CUMULATIVE TOTAL RETURN             AVERAGE ANNUAL TOTAL RETURN
                           -----------------------------------   -----------------------------------
                                         CALENDAR
                           FISCAL YEAR   YEAR-TO-      SINCE      THREE    FIVE    TEN       SINCE
                               6/30        DATE     INCEPTION*    YEARS   YEARS   YEARS   INCEPTION*
                           -----------   --------   ----------   ------   -----   -----   ----------
E.I.I. REALTY SECURITIES
   FUND                      -32.43%      -34.84%     87.71%     - 9.42%   2.62%   7.27%     6.15%

NAREIT Equity Index(1)       -35.41%      -37.73%     82.22%     -10.83%   0.91%   7.42%     5.84%

Wilshire Real Estate
   Securities Index(1)       -37.70%      -39.83%     81.56%     -12.44%   0.64%   7.34%     5.81%

*    Inception date was June 11, 1998.

(1) For the period from June 11, 1998 through June 30, 1998, the Morgan Stanley REIT Index was used to calculate the returns.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT PERFORMANCE FLUCTUATES. FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S PERFORMANCE TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE BENCHMARKS ARE WIDELY ACCEPTED UNMANAGED INDICES OF OVERALL MARKET PERFORMANCE AND DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES.

                         E.I.I. REALTY SECURITIES TRUST
                       E.I.I. INTERNATIONAL PROPERTY FUND
                                DECEMBER 31, 2008

To Our Shareholders in the E.I.I. International Property Fund:

For the six month period ended December 31, 2008 the E.I.I. International Property Fund declined 35.37% on a per share basis compared to a decline of 40.91% for the EPRA/NAREIT Global ex-US Index. Assets in the fund totaled $395 million.

The second half of 2008 was marked by an evaporation of confidence in financial markets and a general lack of liquidity that started in the US and spread to all other markets. While the initial response to the crisis by governments and Central Banks was somewhat restrained, they became more aggressive during the quarter when it became clearer that this was a truly global crisis. Governments and Central Banks throughout the world announced plans for major fiscal and monetary stimulus aimed at avoiding a deeper recession and deflation.

Following the Lehman collapse, the markets were treated to a series of unusual and unsettling events, some positive as well as negative. The positive developments included the rapid decline in oil prices and other commodities, resulting in falling inflation throughout the world. However beneficial for most economies, particularly the emerging markets, the sudden decline in commodity prices had the opposite effect for the more commodity-dependent economies like Russia, the Middle East and Australia.

By the end of the period the aggressive efforts by Central Banks to restore confidence and order in the global financial markets was having some effect as spreads for interbank funding declined. For example, the 2-year swap spread which is based on expectations for the London interbank offered rate (Libor) reached 165 bps after the Lehman bankruptcy and declined to 75 bps by the end of the quarter - still well above the long-term pre-crisis average of 35-40bps. However, companies continue to report that banks are reluctant to lend and the capital markets remain dependent on Central Bank participation to ensure access to capital. Continental European companies report that the banks are more willing to attempt to work with borrowers than their counterparts in the US.

The sudden decline in global economic conditions precipitated by the financial crisis has affected the property sector in several important ways. Transaction volumes across all markets all but evaporated during the quarter as only the most desperate sellers tried to unload their properties and often received no bids. Investors/buyers of real estate generally stayed out of the market as financing for purchases disappeared. Leasing activity slowed to a crawl as companies are no longer able to forecast needs for the coming year given the significant uncertainties that face the global economy. As a result, data points that provide the basis for valuations were virtually nonexistent and the market seemed only interested in those transactions that confirmed the worst expectations - any positive market developments were ignored.

The property sector far underperformed the overall equity market with the exception of Hong and UK. The worst relative performance occurred immediately after the Lehman debacle and continued through mid-November. Most property markets reached their lows by November 20 and then began to recover sharply, far out-performing general equities in all of our markets.

Despite all the bad news, some trends began to emerge during the quarter that should prove favorable for the property sector over the longer term. Speculative development projects are being cancelled as developers can no longer obtain financing - even if they have secured tenants for the space. While rental rates are declining throughout the world, commodity prices, labor costs and interest rates are also falling, reducing operating costs and the costs for tenant improvements.

                         E.I.I. REALTY SECURITIES TRUST
                 E.I.I. INTERNATIONAL PROPERTY FUND (CONTINUED)
                                DECEMBER 31, 2008

MARKET REVIEW

EUROPE

UK. The commercial and residential property markets in the UK deteriorated significantly during the period, suffering from excess supply as well as falling demand. Office vacancy rates in the City reached 10% and are projected to exceed 15% before the market stabilizes. However, with layoffs continuing to affect this market and companies going out of business, it is difficult to predict when the bleeding will stop. By the end of the quarter and into the New Year, transactions began to occur after months of dormancy, and pricing was somewhat better than we had forecast. Some forced sales have occurred, but not to the extent expected given the current economic environment. Property company share prices appear to have discounted most if not all of the trauma expected to occur over the next 12 months, and investors have begun to nibble on the more oversold companies. Rental rates for all property types have declined 30-40% from their 2006-7 peaks and tenants are able to achieve substantial concessions in the less desirable locations. The West End has proven to be more resilient, but downward pressure on rents is occurring despite its low vacancy rate of 4-5%. We remain cautious about this market given its supply overhang and dependence on the financial services sector for growth, but are hopeful that the government and Bank efforts will result in a recovery by the end of 2009. While discounts to recently published NAVs range from 30-40%, the downward adjustment to value that we expect over the next 12 months would result in a discount range of 10-15%. This relatively modest discount assumes that values for property remain subdued for the foreseeable future and that the UK will not experience economic growth over the next several years.

FRANCE. As in the case of the UK, the economic statistics for France are negative and the region suffers from a Central Bank that has not been willing to adjust interest rates as aggressively as other markets. Industrial and manufacturing production declined 10-11% in November while consumer spending rose by 1%. As in the case of other European markets, wages have held up and employment is sustained by challenging layoff policies which tend to soften the impact of an economic downturn. The real estate market is in far better condition than the UK or US as supply is limited and vacancy rates remain relatively low at 5.5% for the overall Paris market. Rental rates actually rose over the period, although much of this could be the result of built-in inflation clauses for existing leases rather than landlords achieving increased rentals on new leases. Leasing activity was down 32% as compared with Q4 2007, but this is not especially surprising given the relative lack of space and the overall negative market environment. As compared with other developed markets, the diversity of tenants, lack of existing and pending supply, and the relatively active leasing market make this one of the best markets in our universe.

SWEDEN. Following the dot-com bubble, this market was among the worst in Europe after building far too much office space in anticipation of an unending boom in the technology sector. The Stockholm market has since recovered and has emerged as one of the healthier markets in Europe. Economically, it is suffering from a sharp decline in exports and layoffs at some of its largest industries - paper and the automotive sector. However, these industry job losses have not had as much impact on Stockholm which has only lost 5% of employment over the past 12 months. As with all European markets, transactions of any type - sale, leasing or financing - have been minimal. Banks remain willing to lend at reasonable spreads and terms for existing customers as the Swedish market is relatively healthy and vacancy rates are at moderate levels. Interestingly, the larger Swedish banks like Swedbank are experiencing loan defaults in the residential markets in the Baltic States. These former Soviet bloc countries located across the Baltic Sea from Sweden have gone from high growth high potential markets to near bankruptcy due to overbuilding and "irrational exuberance" over their economic prospects. As a result, the banks are not as well capitalized as they would have been had they stayed home and this could weigh on the pace of recovery in Sweden and the Nordic region overall.

ASIA

JAPAN. The property markets in Japan are suffering from the global malaise as tenants ratchet down space requirements and look for the cheapest alternatives. However, this is somewhat mitigated by the general lack of

                         E.I.I. REALTY SECURITIES TRUST
                 E.I.I. INTERNATIONAL PROPERTY FUND (CONTINUED)
                                DECEMBER 31, 2008

space available (Tokyo's vacancy rate is nearing 5%) and the lack of new supply. In fact, major developers like Mori Building announced project delays and postponements while they wait for better market conditions, effectively reducing the longer term risk of oversupply for this market. Negative sentiment in the real estate market has been exacerbated by the bankruptcies of a JREIT and smaller developers that were heavily leveraged and dependent on property sales. As a result, valuation of the property companies has reached historically low levels despite transaction data that have been relatively benign given the current market circumstances.

HONG KONG. The Hong Kong market declined sharply from the end of September through late October, after which time it started to recover ahead of most other markets. After office rental rates surged through late August due to demand and falling vacancy rates, the trend was somewhat reversed during the final quarter. Declining retail sales, rising unemployment (now 3.8%) and the prospects for a global economic slowdown caused companies to defer or reduce space requirements. Mitigating some of the downside risk is the low vacancy rate in the prime locations (2.1%) and the lack of new supply. Property companies in this market are well-capitalized (20-30% debt/total capitalization on average) and have been reducing capital commitments in anticipation of the slowdown.

CHINA. This normally robust economy will experience a sharper than anticipated slowdown that may not show signs of recovery until later in 2009. However, the government has been quick to react by sharply lowering interest rates and reserve ratios at banks, reducing tax rates and has adopted numerous measures aimed at re-stimulating the property sector in particular. These measures actually began to have an impact by the end of November as many property markets experienced a sharp increase in transaction volume. Prices have been reduced by as much as 20%, but developers are benefiting from lower interest, materials and land costs. Steel and copper prices fell sharply since reaching their highs in July and are down 50-60%, and the government has become more flexible in its terms for land sales, deferring payments and transaction taxes. The best quality developers in this region are well-capitalized and trading at 40-50% discounts to value based on current transaction data. Unlike most other markets, the banks remain open for business for their best customers, but the underwriting standards have tightened relative to 12 months ago, notwithstanding the government's efforts to encourage more lending. As a result of the recent price corrections, housing affordability is at its best level ever - provided employment and wages do not deteriorate further.

SINGAPORE. Unlike Hong Kong and Tokyo, Singapore has a pipeline of new development that will deliver by the end of 2009. However, this new supply is well-known and more than adequately discounted by the market. Any speculative additions to supply have been eliminated based on the current financing environment, reducing the potential for a long-term oversupply problem. The Singapore government is also planning measures that would alleviate the tax burden on property investment in particular as the government recognizes the need to stimulate growth of the sector overall, both commercial and residential. Fortunately, the banks' property exposure is 18% on average, well-below the 35% regulatory limit, so there is capacity to lend either for refinancings or new purchases. However, until banks become comfortable with property valuations, liquidity will remain an issue for the sector. The publicly listed property companies are trading at historically low levels on any measure (Price to book, P/E, P/NAV) and are well-capitalized generally.

AUSTRALIA. The sharp fall in commodity prices clearly affected Australia's economic growth trend, but the general view is that the impact will be somewhat muted given this country's budget surplus, its sharp currency decline which will help exports, and the cash rate of 4.25% allows the Reserve Bank some room to maneuver. This is the first recession for Australia since 1991 and the major risk that could result in a worse-than-expected situation rests with the consumer. As with all other Anglo-Saxon countries, the Australians are highly leveraged and are facing falling incomes and home prices, although not yet as traumatic as in the UK or US. The dampening of demand has finally begun to alleviate inflationary pressures which had precluded the Reserve Bank from being more aggressive on interest rates. The expectation is for rates to fall further and allow for other moves to re-ignite demand and stimulate economic growth by the end of 2009.

                         E.I.I. REALTY SECURITIES TRUST
                 E.I.I. INTERNATIONAL PROPERTY FUND (CONTINUED)
                                DECEMBER 31, 2008

INVESTMENT ACTIVITY

The unprecedented efforts by Central Banks and governments throughout the world to counter the lack of investor confidence and sudden collapse of liquidity following the demise of Lehman Brothers will undoubtedly have unprecedented effects - both positive and negative.

As for the real estate sector, property market fundamentals are continuing to adjust to the de-leveraging and deflationary environment, but the publicly listed property companies appear to have discounted much of the bad news. Declining interest rates should ultimately lower the cost of capital for the sector, but until the banks become more willing to lend, this positive trend will take time to develop. It would also seem that investors will begin to become more frustrated with the low returns from short-term investments - virtually zero in the US today - and will again seek a bit more risk for much higher returns. We believe that the Chinese government, with its solid balance sheet and emphasis on healing the property sector, will have a positive impact on the global economy in general and the Asian markets in particular. Since these markets are the least leveraged of any of our markets, we have placed a greater emphasis on the companies within these markets that have the best balance sheets, leadership positions, high quality management, and low share prices relative to value. It is our view that the Asian markets will recover first, in tandem with the US market, followed by the UK and ultimately, Continental Europe.

During the past several quarters, the real estate sector has begun to reduce fundamental risk as speculative development projects have been cancelled, lenders are only funding the best capitalized companies and projects, and the best companies will survive the crisis. After the sharp sell-off that has occurred in the public real estate market, we are encouraged by the value investing opportunities that are available today.

In Asia, the fund emphasizes the Chinese and Hong Kong developers that are the best capitalized (i.e., essentially debt-free) and have dominant market positions in their respective markets. In Europe, our largest holdings remain the best quality companies - strong management teams and limited exposure to refinancing risk in France and to a lesser degree, the UK. We will increase our exposure to other markets in Europe like Germany and Italy as and when it becomes clearer that the European markets have stabilized.

We thank you for the trust you have placed with us.

Sincerely,


/s/ Richard Adler
Richard Adler
President

                         E.I.I. REALTY SECURITIES TRUST

            E.I.I. INTERNATIONAL PROPERTY FUND - INSTITUTIONAL SHARES

                                DECEMBER 31, 2008

      COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT IN E.I.I.
            INTERNATIONAL PROPERTY FUND, THE EPRA / NAREIT GLOBAL EX
   US INDEX(1) AND THE 60/40 CUSTOM BENCHMARK(2) FROM INCEPTION (JULY 1, 2004)
                            THROUGH DECEMBER 31, 2008

                               (PERFORMANCE GRAPH)

             E.I.I. INTERNATIONAL      EPRA / NAREIT     60/40 CUSTOM
                 PROPERTY FUND      GLOBAL EX US INDEX     BENCHMARK
             --------------------   ------------------   ------------
 6/30/2004         10,000.00              10,000            10,000
 7/31/2004          9,850.00              10,107            10,104
 8/31/2004         10,060.00              10,438            10,418
 9/30/2004         10,310.00              10,687            10,689
10/31/2004         10,730.00              11,044            11,044
11/30/2004         11,900.00              12,105            12,173
12/31/2004         12,661.10              12,787            12,971
 1/31/2005         12,701.29              12,659            12,801
 2/28/2005         13,022.84              12,853            13,045
 3/31/2005         12,661.10              12,406            12,564
 4/30/2005         12,746.75              12,612            12,821
 5/31/2005         12,827.29              12,677            12,942
 6/30/2005         12,968.25              13,006            13,192
 7/31/2005         13,572.36              13,367            13,485
 8/31/2005         13,914.69              13,653            13,794
 9/30/2005         14,579.22              14,167            14,235
10/31/2005         14,095.93              13,646            13,651
11/30/2005         14,458.39              14,008            13,960
12/31/2005         15,365.32              15,121            14,908
 1/31/2006         16,786.33              16,088            15,986
 2/28/2006         17,154.36              16,487            16,550
 3/31/2006         18,248.23              17,138            17,311
 4/30/2006         18,422.03              17,491            17,664
 5/31/2006         17,491.72              16,757            17,050
 6/30/2006         18,043.77              17,148            17,409
 7/31/2006         18,667.38              17,765            18,195
 8/31/2006         19,587.46              18,407            18,703
 9/30/2006         20,497.32              18,858            19,250
10/31/2006         21,437.84              19,833            20,298
11/30/2006         22,715.73              20,880            21,456
12/31/2006         24,549.98              22,178            22,993
 1/31/2007         24,760.70              22,649            23,132
 2/28/2007         25,719.52              23,298            23,643
 3/31/2007         26,572.98              23,900            24,426
 4/30/2007         26,825.85              24,202            24,500
 5/31/2007         27,373.75              24,512            24,600
 6/30/2007         25,730.06              23,031            22,850
 7/31/2007         24,992.51              22,310            21,906
 8/31/2007         24,655.34              22,525            22,154
 9/30/2007         25,740.60              24,113            22,992
10/31/2007         25,761.67              24,871            23,412
11/30/2007         23,928.32              23,176            21,693
12/31/2007         22,802.49              21,983            20,602
 1/31/2008            21,786              20,664            20,028
 2/29/2008            21,905              20,496            20,217
 3/31/2008            21,223              19,935            19,966
 4/30/2008            21,905              21,233            20,597
 5/31/2008            21,234              20,368            19,685
 6/30/2008            18,184              17,858            17,331
 7/31/2008            18,119              17,795            17,269
 8/31/2008            16,864              16,929            16,429
 9/30/2008            14,452              14,333            14,176
10/31/2008            11,207              10,846            10,509
11/30/2008            10,666              10,030             9,430
12/31/2008            11,750              10,552            10,044

Note: (1)  European Public Real Estate Association (EPRA) - EPRA / NAREIT Global
           ex US Index in USD

      (2) EPRA Europe Index 60% and EPRA Asia Index 40% in USD. The benchmark is customized to more closely reflect the regional allocation of the fund. The index is a passively managed portfolio that does not include account charges, fees and other expenses.

                 RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008

                                                                           AVERAGE ANNUAL
                                         CUMULATIVE TOTAL RETURN            TOTAL RETURN
                                    ---------------------------------   -------------------
                                                CALENDAR
                                      FISCAL    YEAR-TO-      SINCE      THREE      SINCE
                                    YEAR 6/30     DATE     INCEPTION*    YEARS   INCEPTION*
                                    ---------   --------   ----------   ------   ----------
E.I.I. INTERNATIONAL PROPERTY
   FUND .........................    -35.38%     -48.47%     17.50%      -8.55%     3.65%

60/40 Custom Benchmark(1) .......    -42.04%     -51.25%      0.62%     -12.33%     0.10%

EPRA / NAREIT Global ex
   US Index(2) ..................    -40.91%     -52.00%      5.84%     -11.30%     1.20%

*    Inception date was July 1, 2004.

(1) EPRA Europe Index 60% and EPRA Asia Index 40% in USD. The benchmark is customized to more closely reflect the regional allocation of the Fund.

(2) European Public Real Estate Association (EPRA) - EPRA / NAREIT Global ex US Index in USD.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT PERFORMANCE FLUCTUATES. FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S PERFORMANCE TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE BENCHMARKS ARE UNMANAGED INDICES OF OVERALL MARKET PERFORMANCE AND DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES.

                         E.I.I. REALTY SECURITIES TRUST
                           E.I.I. GLOBAL PROPERTY FUND
                                DECEMBER 31, 2008

To Our Shareholders of the E.I.I. Global Property Fund:

In the six months ending December 31, 2008, the E.I.I. Global Property Fund declined 24.63% on a per share basis, verses the EPRA/NAREIT Global Index decline of 32.28%. Assets in the fund were $102 million as of December 30.

The second half of 2008 was marked by an evaporation of confidence in financial markets and a general lack of liquidity that started in the US and spread to all other markets. While the initial response to the crisis by governments and Central Banks was somewhat restrained, they became more aggressive during the quarter when it became clearer that this was a truly global crisis. Governments and Central Banks throughout the world announced plans for major fiscal and monetary stimulus aimed at avoiding a deeper recession and deflation.

Following the Lehman collapse, the markets were treated to a series of unusual and unsettling events, some positive as well as negative. The positive developments included the rapid decline in oil prices and other commodities, resulting in falling inflation throughout the world. In financial markets volatility soared, scandals of unprecedented scale were revealed led by the Madoff Ponzi scheme of over $50 billion, and investors fled to the safety of US Treasury securities.

The sudden decline in global economic conditions precipitated by the financial crisis has affected the property sector in several important ways. Transaction volumes across all markets all but evaporated during the quarter as only the most desperate sellers tried to unload their properties and often received no bids. Investors/buyers of real estate generally stayed out of the market as financing for purchases disappeared. Leasing activity slowed to a crawl as companies are no longer able to forecast needs for the coming year given the significant uncertainties that face the global economy. As a result, data points that provide the basis for valuations were virtually non-existent and the market seemed only interested in those transactions that confirmed the worst expectations - any positive market developments were ignored.

The worst relative performance occurred immediately after the Lehman debacle and continued through mid-November. Most property markets reached their lows by November 20 and then began to recover sharply, far out-performing general equities in all of our markets.

Despite all the bad news, some trends began to emerge during the quarter that should prove favorable for the property sector over the longer term. Speculative development projects are being cancelled as developers can no longer obtain financing - even if they have secured tenants for the space. While rental rates are declining throughout the world, commodity prices, labor costs and interest rates are also falling, reducing operating costs and the costs for tenant improvements.

MARKET REVIEW

EUROPE

UK. The commercial and residential property markets in the UK deteriorated significantly during the period, suffering from excess supply as well as falling demand. Office vacancy rates in the City reached 10% and are projected to exceed 15% before the market stabilizes. By the end of the quarter and into the New Year, transactions began to occur after months of dormancy, and pricing was somewhat better than we had forecast. Some forced sales have occurred, but not to the extent expected given the current economic environment. Property company share prices appear to have discounted most if not all of the trauma expected to occur over the next 12 months, and investors have begun to nibble on the more oversold companies. Rental rates for all property types have declined 30-40% from their 2006-7 peaks and tenants are able to achieve substantial concessions in the less desirable locations. The West End has proven to be more resilient, but downward pressure on rents is occurring despite its low vacancy rate of 4-5%. While discounts to recently published NAVs range from 30-40%, the downward adjustment to value that we expect over the next 12 months would result in a discount range of 10-15%. This relatively modest discount assumes that values for property remain subdued for the foreseeable future and that the UK will not experience economic growth over the next several years.

FRANCE. As in the case of the UK, the economic statistics for France are negative and the region suffers from a Central Bank that has not been willing to adjust interest rates as aggressively as other markets. Industrial and manufacturing production declined 10-11% in November while consumer spending rose by 1%. As in the case of other European markets, wages have held up and employment is sustained by challenging layoff policies which tend to soften the impact of an economic downturn. The real estate market is in far better condition than the UK or US as supply is limited and vacancy rates remain relatively low at 5.5% for the overall Paris market. Rental rates actually rose over the period, although much of this could be

                         E.I.I. REALTY SECURITIES TRUST
                     E.I.I. GLOBAL PROPERTY FUND (CONTINUED)
                               DECEMBER 31, 2008

the result of built-in inflation clauses for existing leases rather than landlords achieving increased rentals on new leases. Leasing activity was down 32% as compared with Q4 2007, but this is not especially surprising given the relative lack of space and the overall negative market environment. As compared with other developed markets, the diversity of tenants, lack of existing and pending supply, and the relatively active leasing market make this one of the best markets in our universe.

SWEDEN. Following the dot-com bubble, this market was among the worst in Europe after building far too much office space in anticipation of an unending boom in the technology sector. The Stockholm market has since recovered and has emerged as one of the healthier markets in Europe. Economically, it is suffering from a sharp decline in exports and layoffs at some of its largest industries - paper and the automotive sector. However, these industry job losses have not had as much impact on Stockholm which has only lost 5% of employment over the past 12 months. As with all European markets, transactions of any type - sale, leasing or financing - have been minimal. Banks remain willing to lend at reasonable spreads and terms for existing customers as the Swedish market is relatively healthy and vacancy rates are at moderate levels. Interestingly, the larger Swedish banks like Swedbank are experiencing loan defaults in the residential markets in the Baltic States. These former Soviet bloc countries located across the Baltic Sea from Sweden have gone from high growth high potential markets to near bankruptcy due to overbuilding and "irrational exuberance" over their economic prospects. As a result, the banks are not as well capitalized as they would have been had they stayed home and this could weigh on the pace of recovery in Sweden and the Nordic region overall.

ASIA

JAPAN. The property markets in Japan are suffering from the global malaise as tenants ratchet down space requirements and look for the cheapest alternatives. However, this is somewhat mitigated by the general lack of space available (Tokyo's vacancy rate is nearing 5%) and the lack of new supply. In fact, major developers like Mori Building announced project delays and postponements while they await for better market conditions, effectively reducing the longer term risk of oversupply for this market. Negative sentiment in the real estate market has been exacerbated by the bankruptcies of a JREIT and smaller developers that were heavily leveraged and dependent on property sales. As a result, valuation of the property companies has reached historically low levels despite transaction data that have been relatively benign given the current market circumstances.

HONG KONG. The Hong Kong market declined sharply from the end of September through late October, after which time it started to recover ahead of most other markets. After office rental rates surged through late August due to demand and falling vacancy rates, the trend was somewhat reversed during the final quarter. Declining retail sales, rising unemployment (now 3.8%) and the prospects for a global economic slowdown caused companies to defer or reduce space requirements. Mitigating some of the downside risk is the low vacancy rate in the prime locations (2.1%) and the lack of new supply. Property companies in this market are well-capitalized (20-30% debt/total capitalization on average) and have been reducing capital commitments in anticipation of the slowdown.

CHINA. This normally robust economy will experience a sharper than anticipated slowdown that may not show signs of recovery until later in 2009. However, the government has been quick to react by sharply lowering interest rates and reserve ratios at banks, reducing tax rates and has adopted numerous measures aimed at re-stimulating the property sector in particular. These measures actually began to have an impact by the end of November as many property markets experienced a sharp increase in transaction volume. Prices have been reduced by as much as 20%, but developers are benefiting from lower interest, materials and land costs. Steel and copper prices fell sharply since reaching their highs in July and are down 50-60%, and the government has become more flexible in its terms for land sales, deferring payments and transaction taxes. The best quality developers in this region are well-capitalized and trading at 40-50% discounts to value based on current transaction data. Unlike most other markets, the banks remain open for business for their best customers, but the underwriting standards have tightened relative to 12 months ago, notwithstanding the government's efforts to encourage more lending. As a result of the recent price corrections, housing affordability is at its best level ever - provided employment and wages do not deteriorate further.

SINGAPORE. Unlike Hong Kong and Tokyo, Singapore has a pipeline of new development that will deliver by the end of 2009. However, this new supply is well-known and more than adequately discounted by the market. Any speculative additions to supply have been eliminated based on the current financing environment, reducing the potential for a long-term oversupply problem. The Singapore government is also planning measures that would alleviate the tax burden on property investment in particular as the government recognizes the need to stimulate growth of the sector overall, both commercial and residential. Fortunately, the banks' property exposure is 18% on average, well-below the 35% regulatory limit, so there is

                         E.I.I. REALTY SECURITIES TRUST
                     E.I.I. GLOBAL PROPERTY FUND (CONTINUED)
                               DECEMBER 31, 2008

capacity to lend either for refinancings or new purchases. However, until banks become comfortable with property valuations, liquidity will remain an issue for the sector. The publicly listed property companies are trading at historically low levels on any measure (Price to book, P/E, P/NAV) and are well-capitalized generally.

AUSTRALIA. The sharp fall in commodity prices clearly affected Australia's economic growth trend, but the general view is that the impact will be somewhat muted given this country's budget surplus, its sharp currency decline which will help exports, and the cash rate of 4.25% allows the Reserve Bank some room to maneuver. This is the first recession for Australia since 1991 and the major risk that could result in a worse-than-expected situation rests with the consumer. As with all other Anglo-Saxon countries, the Australians are highly leveraged and are facing falling incomes and home prices, although not yet as traumatic as in the UK or US. The dampening of demand has finally begun to alleviate inflationary pressures which had precluded the Reserve Bank from being more aggressive on interest rates. The expectation is for rates to fall further and allow for other moves to re-ignite demand and stimulate economic growth by the end of 2009.

US

The REIT market held up rather well for most of the year until the mid-September meltdown in the global capital markets. Sellers and short-sellers came out in force during October and November as fears mounted that REITs would be unable to refinance maturing debt obligations and that the global recession would materially impair property-level cash flows such that market values would continue to drop, creating a negative feedback loop that would spiral out of control. The hysteria was exacerbated by the Treasury Department's inconsistent and ad hoc response to the credit crisis.

In the current environment, valuation methodologies for REITs, as well as for other risky assets, remain elusive. Deriving capitalization rates has become a theoretical exercise in a world void of transaction data and where financing is unattainable at any cost. Discount rates and required IRRs also have become somewhat academic to define when the cost of capital cannot be determined, or is infinite. Based upon the few bits of reality still accessible in this environment, we estimate that REITs are trading at a 15-20% discount to depressed net asset value levels, and at a much more substantial discount to replacement cost. If we are approaching a period in which well-capitalized REITs will be able to buy assets at levels accretive to NAV, then the upside from here is quite attractive.

REIT dividend yields are currently in the 7-10% range, and are at historic wide spreads to 10-year Treasury note yields and modestly wider than Baa corporate bond spreads. This implies REITs are cheap versus fixed income proxies. Additionally, based on cash flow multiples REITs appear fairly valued relative to the broader equity market.

APARTMENTS. Apartment fundamentals were under pressure in the fourth quarter as the employment outlook worsened, putting pressure on household formation and renter demand. In response to this stress, landlords have begun to focus on managing for occupancy rather than rate by emphasizing concessions such as free rent and health club memberships. Overall occupancy declined sequentially in 4Q08 by 40 basis points to 93.4% (per Reis Inc.) and that effective rent (net of concessions) declined sequentially by 0.4%. This is the first time since 1Q02 that effective rent is negative. The outlooks for previously strong markets such as Seattle, Northern California and New York metro have been brought down materially. On the positive side, Fannie Mae and Freddie Mac continue to lend to the multifamily sector. Camden (CPT), Equity Residential (EQR) and Education Realty (EDR) recently completed financings and we expect further financing announcements from other residential REITs during the next few months. Not only is this access to capital cheaper than for other property types, but it is also more readily available - a significant positive in this capital constrained environment. Finally, new supply is expected to remain low through the next few years due to the lack of financing for development.

RETAIL. Core shopping center fundamentals came under pressure in 2008 with a spate of retailer bankruptcies - many of which centered on "mom and pop" tenants and big box retailers. Occupancy and same-center net operating income comparisons should remain challenging in 2009. Retail sales held up well through August but came under pressure abruptly following the Lehman Brothers bankruptcy. As a result, the holiday season was marked with heavy discounting and very negative sales. The 2008 holiday shopping season was similarly dismal for the regional mall tenants. As a result, we expect to see further fallout in the specialty apparel tenant group. Lower productivity malls will fare worse. We expect in-line store occupancy to decline roughly 1.5% in 2009 and anchor store concerns to remain heightened as names such as Dillard's, Saks and, to a lesser degree, Sears continue to struggle. Except for projects already started, development pipelines have been shut down. In addition, redevelopment activity has been scaled back as companies limit funding commitments.

                         E.I.I. REALTY SECURITIES TRUST
                     E.I.I. GLOBAL PROPERTY FUND (CONTINUED)
                               DECEMBER 31, 2008

OFFICE. The outlook for U.S. office markets turned significantly more negative in the period. According to Reis, net absorption of office space was negative for the last four quarters, as the fourth quarter national vacancy rate increased 0.7% to 14.4%, the largest quarterly increase since 1Q02. On average, office rents declined 1.2% in the period, the first decline since early 2004. The large declines in non-farm payrolls in November and December are setting up 2009 to be a very challenging year. On the positive side, the overall level of new supply remains at only 1.6% of existing stock, significantly below the last cycle peak of 3.5% (in 1999). As a result, we don't expect vacancy rates to rise as much as in the last cycle and therefore expect a shorter time for recovery when job growth returns. We favor office markets that are less exposed to banking and financial services, and more leveraged to the broader economy.

LODGING. Lodging fundamentals continue to deteriorate and the sector's lack of visibility makes it difficult to predict when they will bottom. Hotel demand generally follows the economy, and more specifically, GDP. Additionally, the industry relies heavily on business travel. Continued job reductions across the financial and other sectors will result in lower demand for the foreseeable future. Furthering the industry's woes, supply has accelerated above the long-term average of 2.5%, as projects that received construction financing when fundamentals were stronger come online. Consequently for the year 2008, the lodging industry will achieve negative RevPAR (revenue per available room) growth for the fourth time since 1990. Given the challenging fundamentals, hotel operators are taking steps to limit the impact on margins. They are reducing staff, increasing forced vacations, and closing restaurant outlets. Overall, we expect poor fundamentals to persist through 2009 and 2010.

FUND INVESTMENTS

After the sharp sell-off that has occurred in the public real estate market, we are encouraged by the value investing opportunities that are available today. In Asia, we continue to emphasize the Chinese and Hong Kong developers that are the best capitalized (i.e., essentially debt-free) and have dominant market positions in their respective markets. In Europe, we hold the best quality companies - strong management teams and limited exposure to refinancing risk in France and to a lesser degree, the UK. We will increase our exposure to other markets in Europe like Germany and Italy as and when it becomes clearer that the European markets have stabilized. In the US, we continue to emphasize companies with rock solid balance sheets both for survival and for the opportunity to make accretive acquisitions when credit conditions ease.

Default discounts should dissipate over time and we see value in tactically participating in this trade. Additionally, we believe the greatest opportunities in 2009 within the U.S. will likely come from companies having the financial strength and flexibility to put large amounts of capital real estate at substantial discounts to replacement cost and large spreads over their normalized cost of capital. REITs with access to reasonably priced capital could be entering a period of extreme opportunity as distressed owners become forced sellers, creating the best buying opportunity in decades.

We thank you for the trust you have placed in us.

Sincerely,


/s/ Richard Adler
Richard Adler
President

                         E.I.I. REALTY SECURITIES TRUST

               E.I.I. GLOBAL PROPERTY FUND - INSTITUTIONAL SHARES

                               DECEMBER 31, 2008

  COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT IN E.I.I. GLOBAL
                PROPERTY FUND AND THE EPRA / NAREIT GLOBAL INDEX
          FROM INCEPTION (FEBRUARY 1, 2007) THROUGH DECEMBER 31, 2008

                              (PERFORMANCE GRAPH)

             E.I.I. GLOBAL   FTSE EPRA / NAREIT
             PROPERTY FUND      GLOBAL INDEX
             -------------   ------------------
  2/1/2007     10,000.00           10,000
 2/28/2007     10,045.00            9,958
 3/31/2007     10,155.00           10,020
 4/30/2007     10,225.00           10,096
 5/31/2007     10,335.00           10,179
 6/30/2007      9,610.00            9,434
 7/31/2007         9,220            8,966
 8/31/2007         9,235            9,228
 9/30/2007         9,645            9,779
10/31/2007         9,745           10,031
11/30/2007         8,925            9,258
12/31/2007         8,509            8,777
 1/31/2008         8,170            8,403
 2/29/2008         8,185            8,251
 3/31/2008         8,074            8,283
 4/30/2008         8,347            8,801
 5/31/2008         8,180            8,585
 6/30/2008         7,079            7,574
 7/31/2008         7,079            7,636
 8/31/2008         6,851            7,478
 9/30/2008         6,174            6,785
10/31/2008         4,679            4,894
11/30/2008         4,168            4,184
12/31/2008         4,654            4,588

Note: (1)  European Public Real Estate Association (EPRA) - FTSE EPRA / NAREIT
           Global Index in USD

                 RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008

                                        CUMULATIVE TOTAL RETURN
                                ---------------------------------------    AVERAGE ANNUAL
                                  FISCAL        CALENDAR        SINCE       TOTAL RETURN
                                YEAR 6/30*   YEAR-TO-DATE*   INCEPTION*   SINCE INCEPTION*
                                ----------   -------------   ----------   ----------------
E.I.I. GLOBAL PROPERTY FUND       -34.26%       -45.31%        -53.46%         -32.93%

EPRA / NAREIT Global Index(1)     -39.42%       -47.72%        -53.59%         -33.42%

*    Inception date was February 1, 2007.

(1) European Public Real Estate Association (EPRA) - EPRA / NAREIT Global Index in USD.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT PERFORMANCE FLUCTUATES. FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S PERFORMANCE TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE BENCHMARKS ARE UNMANAGED INDICES OF OVERALL MARKET PERFORMANCE AND DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES.

                         E.I.I. REALTY SECURITIES TRUST
                            AS OF DECEMBER 31, 2008
                                  (UNAUDITED)

E.I.I. REALTY SECURITIES FUND

SECTORS(1)

Healthcare                               18.26%
Shopping Centers                         16.88%
Apartments                               14.45%
Regional Malls                           11.39%
Office Property                          10.53%
Self Storage                             10.20%
Diversified                               7.75%
Industrials                               3.31%
Short Term Investments                    2.86%
Hotels & Lodging                          2.73%
                                        ------
Subtotal                                 98.36%
Other Assets In Excess Of Liabilities     1.64%
                                        ------
Total                                   100.00%
                                        ======

E.I.I. INTERNATIONAL PROPERTY FUND

COUNTRIES (1)

Hong Kong                                24.21%
Japan                                    19.71%
France                                   18.13%
Singapore                                12.65%
United Kingdom                            7.78%
Spain                                     3.74%
Italy                                     2.39%
Malaysia                                  1.70%
Thailand                                  1.65%
Sweden                                    1.57%
China                                     1.54%
Australia                                 1.51%
Germany                                   1.21%
Philippines                               0.61%
Luxembourg                                0.17%
                                        ------
Subtotal                                 98.57%
Other Assets In Excess Of Liabilities     1.43%
                                        ------
Total                                   100.00%
                                        ======

E.I.I. GLOBAL PROPERTY FUND

COUNTRIES (1)

United States                            40.85%
Hong Kong                                14.06%
France                                   12.51%
Japan                                    10.69%
Singapore                                 7.92%
United Kingdom                            3.37%
Spain                                     2.32%
Italy                                     1.87%
Thailand                                  1.46%
Sweden                                    1.42%
Malaysia                                  1.38%
Australia                                 0.83%
Germany                                   0.82%
Philippines                               0.43%
Luxembourg                                0.12%
                                        ------
Subtotal                                100.05%
Liabilities In Excess Of Other Assets    -0.05%
                                        ------
Total                                   100.00%
                                        ======

(1) As a percentage of net assets as of December 31, 2008. Holdings are subject to change.

                  E.I.I. REALTY SECURITIES TRUST EXPENSE TABLE

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing cost of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The line entitled "Actual Fund Return," provides information about actual account values and actual expenses. This information, together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the cost shown for your share class in the row entitled "Expenses Paid During Period" to estimate the expenses incurred on your account during this period.

The line entitled "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing cost of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different Funds. In addition, if these transactional costs were included, your cost would have been higher.

DISCLOSURE OF FUND EXPENSES

                                     FOR THE PERIOD JULY 1, 2008 TO DECEMBER 31, 2008
                                     ------------------------------------------------
                                       BEGINNING     ENDING    EXPENSES
                                        ACCOUNT     ACCOUNT      PAID     ANNUALIZED
                                         VALUE       VALUE      DURING      EXPENSE
EXPENSE TABLE                           7/1/2008   12/31/2008   PERIOD*      RATIO
-------------                          ---------   ---------   --------   ----------
E.I.I. REALITY SECURITIES FUND
Actual Fund Return                     $1,000.00   $  675.70     $3.38       0.80%
Hypothetical 5% Return                 $1,000.00   $1,021.17     $4.08       0.80%

E.I.I. INTERNATIONAL PROPERTY FUND
Actual Fund Return                     $1,000.00   $  646.20     $4.15       1.00%
Hypothetical 5% Return                 $1,000.00   $1,020.16     $5.09       1.00%

E.I.I. GLOBAL PROPERTY FUND
Actual Fund Return                     $1,000.00   $  657.40     $4.18       1.00%
Hypothetical 5% Return                 $1,000.00   $1,020.16     $5.09       1.00%

* Expenses are equal to each Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184 days) or applicable period, then divided by 365 days.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                             SCHEDULE OF INVESTMENTS

                                DECEMBER 31, 2008
                                   (UNAUDITED)

                                                                     SHARES       VALUE
                                                                   ---------   -----------
REAL ESTATE INVESTMENT TRUSTS ("REITS") - 95.50%
APARTMENTS - 14.45%
AvalonBay Communities, Inc.                                            9,429   $   571,209
BRE Properties, Inc., Class A                                          5,200       145,496
Equity Residential                                                    32,300       963,186
Essex Property Trust, Inc.                                             6,400       491,200
Post Properties, Inc.                                                  5,800        95,700
                                                                               -----------
Total Apartments                                                                 2,266,791
                                                                               -----------
DIVERSIFIED - 7.75%
Entertainment Properties Trust                                         5,100       151,980
Vornado Realty Trust                                                  17,639     1,064,514
                                                                               -----------
Total Diversified                                                                1,216,494
                                                                               -----------
HEALTHCARE - 18.26%
HCP, Inc.                                                             33,100       919,187
Health Care REIT, Inc.                                                17,900       755,380
Nationwide Health Properties, Inc.                                    14,800       425,056
Ventas, Inc.                                                          22,800       765,396
                                                                               -----------
Total Healthcare                                                                 2,865,019
                                                                               -----------
HOTELS & LODGING - 2.73%
Host Hotels & Resorts, Inc.                                           32,200       243,754
Lasalle Hotel Properties                                               9,300       102,765
Starwood Hotels & Resorts Worldwide, Inc.                              4,600        82,340
                                                                               -----------
Total Hotels & Lodging                                                             428,859
                                                                               -----------
INDUSTRIALS - 3.31%
ProLogis                                                              37,431       519,916
                                                                               -----------
Total Industrials                                                                  519,916
                                                                               -----------
OFFICE PROPERTY - 10.53%
Boston Properties, Inc.                                               11,200       616,000
Douglas Emmett, Inc.                                                  36,500       476,690
Highwoods Properties, Inc.                                            19,700       538,992
Maguire Properties, Inc. (Preferred Stock)                            17,600        19,888
                                                                               -----------
Total Office Property                                                            1,651,570
                                                                               -----------
REGIONAL MALLS - 11.39%
General Growth Properties, Inc.                                       31,500        40,635
Simon Property Group, Inc.                                            25,392     1,349,077

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2008
                                   (UNAUDITED)

                                                                     SHARES       VALUE
                                                                   ---------   -----------
REAL ESTATE INVESTMENT TRUSTS ("REITS") (CONTINUED)
REGIONAL MALLS (CONTINUED)
Taubman Centers, Inc.                                                  7,700   $   196,042
The Macerich Co.                                                      11,100       201,576
                                                                               -----------
Total Regional Malls                                                             1,787,330
                                                                               -----------
SELF STORAGE - 10.20%
Extra Space Storage, Inc.                                             29,400       303,408
Public Storage, Inc.                                                  16,315     1,297,042
                                                                               -----------
Total Self Storage                                                               1,600,450
                                                                               -----------
SHOPPING CENTERS - 16.88%
Equity One, Inc.                                                       7,800       138,060
Federal Realty Investment Trust                                       19,300     1,198,144
Kimco Realty Corp.                                                    44,164       807,318
Tanger Factory Outlet Centers, Inc.                                   13,400       504,108
                                                                               -----------
Total Shopping Centers                                                           2,647,630
                                                                               -----------
TOTAL REAL ESTATE INVESTMENT TRUSTS ("REITS") (Cost $17,578,542)                14,984,059
                                                                               -----------
SHORT TERM INVESTMENTS - 2.86%
BlackRock Liquidity Funds Treasury Trust Fund                        448,645       448,645
                                                                               -----------
TOTAL SHORT TERM INVESTMENTS (Cost $448,645)                                       448,645
                                                                               -----------
TOTAL INVESTMENTS - 98.36% (Cost $18,027,187)                                   15,432,704
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.64%                                      256,848
                                                                               -----------
NET ASSETS - 100.00%                                                           $15,689,552
                                                                               ===========

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                             SCHEDULE OF INVESTMENTS

                                DECEMBER 31, 2008
                                   (UNAUDITED)

                                                    SHARES         VALUE
                                                 -----------   ------------
COMMON STOCKS - 98.48%
AUSTRALIA - 1.51%
Stockland                                          2,107,100   $  5,935,035
                                                               ------------
Total Austrailia (Cost $8,865,658)                                5,935,035
                                                               ------------
CHINA - 1.54%
Guangzhou R&F Properties Co., Ltd.                 5,500,000      6,067,585
                                                               ------------
Total China (Cost $12,982,631)                                    6,067,585
                                                               ------------
FRANCE - 18.13%
ICADE                                                224,850     18,596,852
Klepierre                                            556,281     13,531,995
Unibail-Rodamco                                      264,517     39,159,106
                                                               ------------
Total France (Cost $117,253,102)                                 71,287,953
                                                               ------------
GERMANY - 1.21%
DIC Asset AG                                         549,064      4,747,259
                                                               ------------
Total Germany (Cost $17,172,730)                                  4,747,259
                                                               ------------
HONG KONG - 24.15%
China Overseas Land & Investment, Ltd.            16,321,400     22,701,955
Hang Lung Properties, Ltd.                         8,775,000     19,066,734
Hysan Development Co., Ltd.                        9,420,229     15,217,835
Kerry Properties, Ltd.                             5,186,925     13,820,289
Lifestyle International Holdings, Ltd.            12,490,000     12,650,835
Shangri-La Asia, Ltd.                             10,011,685     11,509,911
                                                               ------------
Total Hong Kong (Cost $144,958,714)                              94,967,559
                                                               ------------
ITALY - 2.39%
Immobiliare Grande Distribuzione                   4,791,662      6,960,365
Risanamento SpA*                                   4,124,750      2,453,980
                                                               ------------
Total Italy (Cost $41,376,150)                                    9,414,345
                                                               ------------
JAPAN - 19.71%
AEON Mall Co., Ltd.                                1,115,540     21,055,587
Daiwa House Industry Co., Ltd.                     1,814,000     17,309,542
Mitsubishi Estate Co., Ltd.                          827,000     13,200,982
Mitsui Fudosan Co., Ltd.                           1,355,800     21,851,338

                See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                      SCHEDULE OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2008
                                   (UNAUDITED)

                                                    SHARES         VALUE
                                                 -----------   ------------
COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)
Tokyu Land Corp.                                   1,105,000   $  4,083,563
                                                               ------------
Total Japan (Cost $115,137,591)                                  77,501,012
                                                               ------------
LUXEMBOURG - 0.17%
Orco Property Group                                   73,075        657,208
                                                               ------------
Total Luxembourg (Cost $11,073,856)                                 657,208
                                                               ------------
MALAYSIA - 1.67%
SP Setia Berhad                                    7,350,000      6,585,260
                                                               ------------
Total Malaysia (Cost $12,214,006)                                 6,585,260
                                                               ------------
PHILIPPINES - 0.61%
Megaworld Corp.                                  142,699,000      1,980,680
Robinsons Land Corp.                               4,244,682        437,412
                                                               ------------
Total Philippines (Cost $11,174,526)                              2,418,092
                                                               ------------
SINGAPORE - 12.65%
Capitaland, Ltd.                                   7,289,000     15,734,020
City Developments, Ltd.                            2,700,000     11,937,533
Hongkong Land Holdings, Ltd.                       6,335,000     15,710,800
Wing Tai Holdings, Ltd.                           11,024,960      6,351,356
                                                               ------------
Total Singapore (Cost $104,599,584)                              49,733,709
                                                               ------------
SPAIN - 3.74%
Sol Melia, SA                                      2,481,408     14,693,909
                                                               ------------
Total Spain (Cost $39,506,116)                                   14,693,909
                                                               ------------
SWEDEN - 1.57%
Castellum AB                                         801,900      6,160,310
                                                               ------------
Total Sweden (Cost $7,612,988)                                    6,160,310
                                                               ------------
THAILAND - 1.65%
Central Pattana Public Co., Ltd.                   3,764,464      1,547,781
Central Pattana Public Co., Ltd. NVDR             12,025,336      4,944,287
                                                               ------------
Total Thailand (Cost $10,721,131)                                 6,492,068
                                                               ------------

                See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2008
                                   (UNAUDITED)

                                                    SHARES         VALUE
                                                 -----------   ------------
COMMON STOCKS (CONTINUED)
UNITED KINGDOM - 7.78%
British Land Co. plc                                 724,744   $  5,741,436
Derwent Valley Holdings plc                          702,660      7,324,324
Great Portland Estates plc                         1,761,599      6,585,135
Hammerson plc                                        335,200      2,578,351
Minerva plc*                                       2,773,881        538,401
Segro plc                                          2,200,094      7,813,083
                                                               ------------
Total United Kingdom (Cost $90,344,743)                          30,580,730
                                                               ------------
TOTAL COMMON STOCKS (Cost $744,993,526)                         387,242,034
                                                               ------------
WARRANTS - 0.03%
SP Setia Berhad, Expires 01/21/13*                 1,225,000         99,133
                                                               ------------
TOTAL WARRANTS (Cost $110,030)                                       99,133
                                                               ------------
RIGHTS - 0.06%
China Overseas Land & Investment, Ltd.,
   Expires 01/21/09*                                 652,856        234,180
                                                               ------------
TOTAL RIGHTS (Cost $--)                                             234,180
                                                               ------------
TOTAL INVESTMENTS - 98.57% (Cost $745,103,556)                  387,575,347
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.43%                     5,627,228
                                                               ------------
NET ASSETS - 100.00%                                           $393,202,575
                                                               ============

*    Denotes non-income producing security.

NVDR Non-Voting Depositary Receipt

                See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                      SCHEDULE OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2008
                                   (UNAUDITED)

                                              % OF
SECTOR DIVERSIFICATION                     NET ASSETS       VALUE
----------------------                     ----------   ------------
COMMON STOCKS:
Real Estate ............................      83.81%    $329,555,780
Mortgage Banking .......................       5.89%      23,150,297
Diversified ............................       4.95%      19,467,030
Regional Malls .........................       3.83%      15,068,927
                                             ------     ------------
Total Common Stock .....................      98.48%     387,242,034
RIGHTS:
Real Estate ............................       0.06%         234,180
WARRANTS:
Real Estate ............................       0.03%          99,133
                                             ------     ------------
TOTAL INVESTMENTS ......................      98.57%     387,575,347
OTHER ASSETS IN EXCESS OF LIABILITIES ..       1.43%       5,627,228
                                             ------     ------------
NET ASSETS .............................     100.00%    $393,202,575
                                             ======     ============

                See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                           E.I.I. GLOBAL PROPERTY FUND

                             SCHEDULE OF INVESTMENTS

                                DECEMBER 31, 2008
                                   (UNAUDITED)

                                                        SHARES         VALUE
                                                     ------------   ------------
COMMON STOCKS - 60.89%
AUSTRALIA - 0.83%
Stockland                                                 301,400   $    848,949
                                                                    ------------
Total Austrailia (Cost $1,292,751)                                       848,949
                                                                    ------------
FRANCE - 12.51%
ICADE                                                      46,350      3,833,507
Klepierre                                                  90,099      2,191,733
Unibail-Rodamco                                            45,450      6,728,420
                                                                    ------------
Total France (Cost $19,387,197)                                       12,753,660
                                                                    ------------
GERMANY - 0.82%
DIC Asset AG                                               96,303        832,645
                                                                    ------------
Total Germany (Cost $3,209,390)                                          832,645
                                                                    ------------
HONG KONG - 14.03%
China Overseas Land & Investment, Ltd.                  2,361,700      3,284,964
Hang Lung Properties, Ltd.                              1,350,000      2,933,344
Hysan Development Co., Ltd.                             1,009,350      1,630,547
Kerry Properties, Ltd.                                    749,123      1,995,999
Lifestyle International Holdings, Ltd.                  2,347,000      2,377,223
Shangri-La Asia, Ltd.                                   1,812,400      2,083,622
                                                                    ------------
Total Hong Kong (Cost $23,703,748)                                    14,305,699
                                                                    ------------
ITALY - 1.87%
Immobiliare Grande Distribuzione                          941,100      1,367,041
Risanamento SpA*                                          912,200        542,704
                                                                    ------------
Total Italy (Cost $9,330,911)                                          1,909,745
                                                                    ------------
JAPAN - 10.69%
AEON Mall Co., Ltd.                                       142,600      2,691,546
Daiwa House Industry Co., Ltd.                            250,000      2,385,549
Mitsubishi Estate Co., Ltd.                               110,500      1,763,855
Mitsui Fudosan Co., Ltd.                                  195,000      3,142,802
Tokyu Land Corp.                                          250,000        923,883
                                                                    ------------
Total Japan (Cost $16,996,129)                                        10,907,635
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                           E.I.I. GLOBAL PROPERTY FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2008
                                   (UNAUDITED)

                                                        SHARES         VALUE
                                                     ------------   ------------
COMMON STOCKS (CONTINUED)
LUXEMBOURG - 0.12%
Orco Property Group                                        13,715   $    123,347
                                                                    ------------
Total Luxembourg (Cost $2,002,867)                                       123,347
                                                                    ------------
MALAYSIA - 1.36%
SP Setia Berhad                                         1,550,000      1,388,728
                                                                    ------------
Total Malaysia (Cost $2,328,073)                                       1,388,728
                                                                    ------------
PHILIPPINES - 0.43%
Megaworld Corp.                                        31,432,500        436,287
                                                                    ------------
Total Philippines (Cost $1,958,106)                                      436,287
                                                                    ------------
SINGAPORE - 7.92%
Capitaland, Ltd.                                        1,182,500      2,552,542
City Developments, Ltd.                                   488,300      2,158,925
Hongkong Land Holdings, Ltd.                              950,000      2,356,000
Wing Tai Holdings, Ltd.                                 1,750,000      1,008,155
                                                                    ------------
Total Singapore (Cost $16,200,294)                                     8,075,622
                                                                    ------------
SPAIN - 2.32%
Sol Melia, SA                                             400,000      2,368,641
                                                                    ------------
Total Spain (Cost $5,944,807)                                          2,368,641
                                                                    ------------
SWEDEN - 1.42%
Castellum AB                                              188,700      1,449,620
                                                                    ------------
Total Sweden (Cost $1,993,135)                                         1,449,620
                                                                    ------------
THAILAND - 1.46%
Central Pattana Public Co., Ltd. NVDR                   3,622,100      1,489,248
                                                                    ------------
Total Thailand (Cost $2,720,735)                                       1,489,248
                                                                    ------------
UNITED KINGDOM - 3.37%
British Land Co. plc                                       80,000        633,762
Great Portland Estates plc                                322,000      1,203,687

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                           E.I.I. GLOBAL PROPERTY FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2008
                                   (UNAUDITED)

                                                        SHARES         VALUE
                                                     ------------   ------------
COMMON STOCKS (CONTINUED)
UNITED KINGDOM (CONTINUED)
Minerva plc*                                              184,000   $     35,714
Segro plc                                                 439,953      1,562,383
                                                                    ------------
Total United Kingdom (Cost $9,070,493)                                 3,435,546
                                                                    ------------
UNITED STATES - 1.74%
Douglas Emmett, Inc.                                      136,200      1,778,772
                                                                    ------------
Total United States (Cost $1,663,350)                                  1,778,772
                                                                    ------------
TOTAL COMMON STOCKS (Cost $117,801,986)                               62,104,144
                                                                    ------------
U.S. REAL ESTATE INVESTMENT TRUSTS
   ("REITS") - 33.19%
AvalonBay Communities, Inc.                                28,600      1,732,588
Boston Properties, Inc.                                    43,400      2,387,000
Equity One, Inc.                                           54,700        968,190
Essex Property Trust, Inc.                                 36,100      2,770,675
Federal Realty Investment Trust                            53,600      3,327,488
General Growth Properties, Inc.                            90,300        116,487
HCP, Inc.                                                  78,500      2,179,945
Health Care REIT, Inc.                                     64,100      2,705,020
Host Hotels & Resorts, Inc.                               125,400        949,278
Maguire Properties, Inc. (Preferred Stock)                 53,300         60,229
Post Properties, Inc.                                      39,000        643,500
ProLogis                                                  103,600      1,439,004
Public Storage, Inc.                                       48,600      3,863,700
Simon Property Group, Inc.                                 76,500      4,064,445
Starwood Hotels & Resorts Worldwide, Inc.                  43,100        771,490
The Macerich Co.                                           58,200      1,056,912
Ventas, Inc.                                               68,900      2,312,973
Vornado Realty Trust                                       41,500      2,504,521
                                                                    ------------
TOTAL U.S. REAL ESTATE INVESTMENT TRUSTS ("REITS")
   (Cost $53,756,752)                                                 33,853,445
                                                                    ------------
WARRANTS - 0.02%
SP Setia Berhad, Expires 01/21/13 *                       175,000         14,162
                                                                    ------------
TOTAL WARRANTS (Cost $15,719)                                             14,162
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                           E.I.I. GLOBAL PROPERTY FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2008
                                   (UNAUDITED)

                                                        SHARES         VALUE
                                                     ------------   ------------
RIGHTS - 0.03%
China Overseas Land & Investments Ltd., Expires
   01/21/09 *                                              94,468   $     33,886
                                                                    ------------
TOTAL RIGHTS (Cost $--)                                                   33,886
                                                                    ------------
SHORT TERM INVESTMENTS - 5.92%
BlackRock Liquidity Funds T-Fund                        1,165,022      1,165,022
BlackRock Liquidity Funds Treasury Trust Fund           4,871,796      4,871,796
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS (Cost $6,036,818)                         6,036,818
                                                                    ------------
TOTAL INVESTMENTS - 100.05% (Cost $177,611,275)                      102,042,455
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.05%)                          (53,275)
                                                                    ------------
TOTAL NET ASSETS - 100.00%                                          $101,989,180
                                                                    ============

*    Denotes non-income producing security.

NVDR Non-Voting Depositary Receipt

                                         % OF
SECTOR DIVERSIFICATION                NET ASSETS       VALUE
----------------------                ----------   ------------
COMMON STOCKS:
Real Estate .......................      82.21%    $ 83,846,025
Consumer Cyclicals ................      11.91%      12,145,450
                                        ------     ------------
Total Common Stock ................      94.12%      95,991,475
WARRANTS:
Real Estate .......................       0.01%          14,162
SHORT TERM OBLIGATION .............       5.92%       6,036,818
                                        ------     ------------
TOTAL INVESTMENTS .................     100.05%     102,042,455
LIABILITIES IN EXCESS OF OTHER
ASSETS ............................      (0.05)%        (53,275)
                                        ------     ------------
NET ASSETS ........................     100.00%    $101,989,180
                                        ======     ============

                See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2008
                                   (unaudited)

                                                                    E.I.I. REALTY       E.I.I.
                                                                      SECURITIES    INTERNATIONAL   E.I.I. GLOBAL
                                                                         FUND       PROPERTY FUND   PROPERTY FUND
                                                                    -------------   -------------   -------------
ASSETS:
   Investments at value (Cost $18,027,187, $745,103,556 and
   $177,611,275)                                                     $15,432,704    $ 387,575,347   $102,042,455
   Cash                                                                        1        6,391,937             --
   Dividends receivable                                                  112,296          283,886        293,538
   Interest receivable                                                        53            1,904          1,433
   Receivable for investment securities sold                             527,774               --             --
   Receivable for fund shares sold                                            --          972,043          4,390
   Tax reclaim receivables                                                    --          673,998         92,998
   Receivable from Investment Advisor                                      3,161               --             --
   Prepaid Expenses                                                        1,846           48,062          9,869
                                                                     -----------    -------------   ------------
      Total Assets                                                    16,077,835      395,947,177    102,444,683
                                                                     -----------    -------------   ------------
LIABILITIES:
   Payable for investment securities purchased                           358,844               --        276,464
   Payable for fund shares redeemed                                           --        2,342,904         87,962
   Investment advisor fees payable                                            --          212,892         41,191
   Administration fees payable                                             1,850           49,098         12,141
   Transfer Agent fees payable                                             4,117            7,060          3,142
   Audit and tax fees payable                                             14,495           17,947         13,257
   Legal fees payable                                                        492           12,177          2,574
   Fees payable to custodian                                               3,096           46,919         14,982
   Trustee fees payable                                                      441           10,948          2,147
   Accrued expenses and other payables                                     4,948           44,657          1,643
                                                                     -----------    -------------   ------------
      Total Liabilities                                                  388,283        2,744,602        455,503
                                                                     -----------    -------------   ------------
NET ASSETS                                                           $15,689,552    $ 393,202,575   $101,989,180
                                                                     ===========    =============   ============
NET ASSETS CONSIST OF:
   Par value                                                              58,869          373,208        113,118
   Paid-in capital                                                    22,059,509      861,487,633    196,884,947
   Accumulated undistributed net investment income/(loss)                  1,508         (116,637)      (107,078)
   Accumulated net realized loss on investment transactions and
      foreign currency transactions                                   (3,835,851)    (110,957,306)   (19,324,811)
   Net unrealized appreciation (depreciation) on foreign currency             --          (56,114)        (8,176)
   Net unrealized depreciation on investment securities               (2,594,483)    (357,528,209)   (75,568,820)
                                                                     -----------    -------------   ------------
NET ASSETS                                                           $15,689,552    $ 393,202,575   $101,989,180
                                                                     ===========    =============   ============
CAPITAL STOCK, (UNLIMITED AUTHORIZED SHARES AT $0.01 PAR
   VALUE)
   Institutional Class Shares Outstanding                              5,886,887       37,320,771     11,311,771
                                                                     ===========    =============   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE (*)
   Institutional Class Share                                         $      2.67    $       10.54   $       9.02
                                                                     ===========    =============   ============

(*) The E.I.I. International Property Fund and E.I.I Global Property Fund have imposed a redemption fee of 1.5% of the total redemption amount on all Fund shares redeemed or exchanged within 90 days of buying them, either by purchase or exchange. This fee is assessed and retained by each Fund for the benefit of their remaining shareholders.

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                            STATEMENTS OF OPERATIONS

                                DECEMBER 31, 2008
                                   (unaudited)

                                                                      E.I.I. REALTY       E.I.I.
                                                                        SECURITIES    INTERNATIONAL   E.I.I. GLOBAL
                                                                           FUND       PROPERTY FUND   PROPERTY FUND
                                                                      -------------   -------------   -------------
INVESTMENT INCOME:
   Dividends (less foreign taxes withheld $0, $538,704 and $65,858)    $   343,739    $   5,675,687   $  1,433,518
   Interest                                                                  4,363          274,340         58,740
                                                                       -----------    -------------   ------------
      Total Investment Income                                              348,102        5,950,027      1,492,258
                                                                       -----------    -------------   ------------
EXPENSES:
   Advisory fees (see note c)                                               83,348        2,120,131        459,242
   Administration fees                                                      16,670          424,026         91,848
   Trustees fees and expenses                                                  844           21,513          4,344
   Transfer agent fees                                                      22,178           50,758         20,529
   Legal fees                                                                2,112           52,931         11,977
   Audit and tax fees                                                       15,226           22,917         14,056
   Custodian fees                                                            8,470          139,274         42,255
   Miscellaneous expenses                                                   16,110          127,014         38,971
                                                                       -----------    -------------   ------------
      Total Expenses                                                       164,958        2,958,564        683,222
   Less: expenses waived                                                   (76,054)        (131,722)       (70,900)
                                                                       -----------    -------------   ------------
      Net Expenses                                                          88,904        2,826,842        612,322
                                                                       -----------    -------------   ------------
   NET INVESTMENT INCOME                                                   259,198        3,123,185        879,936
                                                                       -----------    -------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
   SECURITIES AND FOREIGN CURRENCY
   Net realized loss on investment transactions                         (2,420,328)     (65,743,338)   (10,431,083)
   Net realized loss on foreign currency transactions                           --         (212,531)       (33,559)
   Net change in unrealized depreciation on investment securities       (6,388,649)    (204,948,131)   (42,148,798)
   Net change in unrealized depreciation on foreign currency                    --          (74,608)        (7,175)
                                                                       -----------    -------------   ------------
                                                                        (8,808,977)    (270,978,608)   (52,620,615)
                                                                       -----------    -------------   ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                             $(8,549,779)   $(267,855,423)  $(51,740,679)
                                                                       ===========    =============   ============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                DECEMBER 31, 2008
                                   (unaudited)

                                                                       E.I.I. REALTY SECURITIES FUND
                                                                       -----------------------------
                                                                         SIX MONTHS
                                                                            ENDED
                                                                        DECEMBER 31,     YEAR ENDED
                                                                            2008       JUNE 30, 2008
                                                                        ------------   -------------
INCREASE IN NET ASSETS
   OPERATIONS:
      Net Investment Income                                             $    259,198   $    618,619
      Net Realized Gain (Loss) on Investments Sold                        (2,420,328)       545,289
      Net Change in Unrealized Depreciation on Investment Securities      (6,388,649)    (5,776,992)
                                                                        ------------   ------------
         Net decrease in net assets from operations                       (8,549,779)    (4,613,084)
                                                                        ------------   ------------
   DISTRIBUTIONS FROM:
      Net Investment Income                                                 (396,962)      (516,521)
      Net Realized Gain on Investments                                       (44,491)    (9,266,537)
                                                                        ------------   ------------
         Total Distributions                                                (441,453)    (9,783,058)
                                                                        ------------   ------------
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS:
      Shares Issued                                                          112,177     22,189,773
      Shares Reinvested                                                      262,306      9,655,303
      Shares Redeemed                                                     (2,582,345)   (18,706,008)
                                                                        ------------   ------------
         Net Increase (Decrease) from Capital Share Transactions          (2,207,862)    13,139,068
                                                                        ------------   ------------
   Total Decrease In Net Assets                                          (11,199,094)    (1,257,074)
                                                                        ------------   ------------
NET ASSETS
   Beginning of Period                                                    26,888,646     28,145,720
                                                                        ------------   ------------
   End of Period                                                        $ 15,689,552   $ 26,888,646
                                                                        ============   ============
SHARES ISSUED AND REDEEMED - INSTITUTIONAL CLASS:
   Shares Issued                                                              27,599      3,343,817
   Shares Reinvested                                                          79,317      2,271,959
   Shares Redeemed                                                          (873,550)    (3,469,844)
                                                                        ------------   ------------
                                                                            (766,634)     2,145,932
                                                                        ============   ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                         $      1,508   $    139,272
                                                                        ============   ============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                DECEMBER 31, 2008
                                   (unaudited)

                                                                            E.I.I. INTERNATIONAL
                                                                               PROPERTY FUND
                                                                       -----------------------------
                                                                         SIX MONTHS
                                                                            ENDED
                                                                        DECEMBER 31,     YEAR ENDED
                                                                            2008       JUNE 30, 2008
                                                                       -------------   -------------
INCREASE IN NET ASSETS
   OPERATIONS:
      Net Investment Income                                            $   3,123,185   $  11,303,533
      Net Realized Loss on Investments Sold                              (65,743,338)    (38,351,121)
      Net Realized Loss on Foreign Currency Transactions                    (212,531)       (331,640)
      Net Change in Unrealized Depreciation on Investment Securities    (204,948,131)   (239,189,159)
      Translation of Assets and Liabilities in Foreign Currencies            (74,608)        (62,501)
                                                                       -------------   -------------
         Net decrease in net assets from operations                     (267,855,423)   (266,630,888)
                                                                       -------------   -------------
   DISTRIBUTIONS FROM:
      Net Investment Income                                              (10,886,435)     (7,494,905)
      Net Realized Gain on Investments and Foreign Currency
         Transactions                                                       (927,988)    (12,195,997)
                                                                       -------------   -------------
         Total Distributions                                             (11,814,423)    (19,690,902)
                                                                       -------------   -------------
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS:
      Shares Issued                                                      147,871,346     643,309,826
      Shares Reinvested                                                    8,873,585      15,081,143
      Shares Redeemed                                                   (188,824,617)   (234,946,638)
      Redemption fees                                                         80,051         111,613
                                                                       -------------   -------------
         Net Increase (Decrease) from Capital Share Transactions         (31,999,635)    423,555,944
                                                                       -------------   -------------
   Total Increase (decrease) In Net Assets                              (311,669,481)    137,234,154
                                                                       -------------   -------------
NET ASSETS
   Beginning of Period                                                   704,872,056     567,637,902
                                                                       -------------   -------------
   End of Period                                                       $ 393,202,575   $ 704,872,056
                                                                       =============   =============
SHARES ISSUED AND REDEEMED - INSTITUTIONAL CLASS:
   Shares Issued                                                          10,267,278      29,702,028
   Shares Reinvested                                                         843,497         720,552
   Shares Redeemed                                                       (15,782,279)    (11,681,121)
                                                                       -------------   -------------
                                                                          (4,671,504)     18,741,459
                                                                       =============   =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)                 $    (116,637)  $   7,646,613
                                                                       =============   =============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                DECEMBER 31, 2008
                                   (unaudited)

                                                                        E.I.I. GLOBAL PROPERTY FUND
                                                                       ----------------------------
                                                                        SIX MONTHS
                                                                           ENDED
                                                                       DECEMBER 31,     YEAR ENDED
                                                                           2008       JUNE 30, 2008
                                                                       ------------   -------------
INCREASE IN NET ASSETS
   OPERATIONS:
      Net Investment Income                                            $    879,936   $  1,860,687
      Net Realized Loss on Investments Sold                             (10,431,083)    (8,828,386)
      Net Realized Loss on Foreign Currency Transactions                    (33,559)       (89,898)
      Net Change in Unrealized Depreciation on Investment Securities    (42,148,798)   (29,607,286)
      Translation of Assets and Liabilities in Foreign Currencies            (7,175)        (3,493)
                                                                       ------------   ------------
         Net decrease in net assets from operations                     (51,740,679)   (36,668,376)
                                                                       ------------   ------------
   DISTRIBUTIONS FROM:
      Net Investment Income                                              (2,047,089)    (1,059,289)
      Net Realized Gain on Investments and Foreign Currency
         Transactions                                                            --        (87,679)
                                                                       ------------   ------------
         Total Distributions                                             (2,047,089)    (1,146,968)
                                                                       ------------   ------------
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS:
      Shares Issued                                                      14,879,936    125,653,773
      Shares Reinvested                                                   1,956,846      1,053,890
      Shares Redeemed                                                    (6,028,609)   (15,170,349)
      Redemption fees                                                           819          2,015
                                                                       ------------   ------------
         Net Increase from Capital Share Transactions                    10,808,992    111,539,329
                                                                       ------------   ------------
   Total Increase (decrease) In Net Assets                              (42,978,776)    73,723,985
                                                                       ------------   ------------
NET ASSETS
   Beginning of Period                                                  144,967,956     71,243,971
                                                                       ------------   ------------
   End of Period                                                       $101,989,180   $144,967,956
                                                                       ============   ============
SHARES ISSUED AND REDEEMED - INSTITUTIONAL CLASS:
   Shares Issued                                                          1,360,233      7,439,305
   Shares Reinvested                                                        224,152         62,844
   Shares Redeemed                                                         (620,860)      (860,726)
                                                                       ------------   ------------
                                                                            963,525      6,641,423
                                                                       ============   ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)                 $   (107,078)  $  1,060,075
                                                                       ============   ============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                              FINANCIAL HIGHLIGHTS

      FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                      Six Months
                                                        Ended
                                                       December    Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                       31, 2008     June 30,     June 30,     June 30,     June 30,     June 30,
                                                     (unaudited)      2008         2007         2006         2005         2004
                                                     -----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period .............   $  4.04        $  6.24      $ 10.85      $ 13.68      $ 12.59      $ 10.30
                                                     -------        -------      -------      -------      -------      -------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
   Net Investment Income .........................      0.04           0.10         0.13         0.17         0.40         0.56
   Net Gain (Loss) on Securities
      (Realized and Unrealized) ..................     (1.34)         (0.70)        1.37         2.02         3.92         2.04
                                                     -------        -------      -------      -------      -------      -------
         Total from Investment Operations ........     (1.30)         (0.60)        1.50         2.19         4.32         2.60
                                                     -------        -------      -------      -------      -------      -------
LESS DISTRIBUTIONS
   Net Investment Income .........................     (0.06)         (0.09)       (0.12)       (0.24)       (0.25)       (0.26)
   Net Realized Gain on Investments ..............     (0.01)         (1.51)       (5.99)       (4.78)       (2.98)       (0.05)
                                                     -------        -------      -------      -------      -------      -------
         Total Distributions .....................     (0.07)         (1.60)       (6.11)       (5.02)       (3.23)       (0.31)
                                                     -------        -------      -------      -------      -------      -------
Net Asset Value, End of Period ...................   $  2.67        $  4.04      $  6.24      $ 10.85      $ 13.68      $ 12.59
                                                     =======        =======      =======      =======      =======      =======
Total Return .....................................    (32.43)%**     (10.82)%       9.58%       20.54%       36.15%       25.48%
Net Assets, End of Period (thousands) ............   $15,690        $26,889      $28,146      $38,878      $68,697      $96,305
Ratio of Expenses to Average Net Assets ..........      0.80%*         0.84%        1.00%        1.00%        1.00%        1.00%
Ratio of Expenses to Average Net Assets (Excluding
   Waivers and Reimbursement of Expenses) ........      1.48%*         1.27%        1.26%        1.24%        1.20%        1.13%
Ratio of Net Investment Income to
   Average Net Assets ............................      2.33%*         1.84%        1.16%        1.37%        2.06%        3.76%
Ratio of Net Investment Income to Average
   Net Assets (Excluding Waivers and
      Reimbursement of Expenses) .................      1.65%*         1.41%        0.90%        1.13%        1.86%        3.63%
Portfolio Turnover Rate ..........................        39%**         132%          76%          44%          43%          86%

*    Annualized

** Total return and portfolio turnover rate are not annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                              FINANCIAL HIGHLIGHTS

      FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                              Six Months Ended
                                             December 31, 2008     Year Ended      Year Ended      Year Ended       Year Ended
                                                (unaudited)      June 30, 2008   June 30, 2007   June 30, 2006   June 30, 2005(1)
                                             -----------------   -------------   -------------   -------------   ----------------
Net Asset Value, Beginning of Period .....      $  16.79           $  24.41        $  17.65        $  12.88          $ 10.00
                                                --------           --------        --------        --------          -------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income .................          0.11               0.29            0.26(2)         0.22(2)          0.09
   Net Gain (Loss) on Securities (Realized
      and Unrealized) ....................         (6.03)             (7.35)           7.21            4.78             2.88
                                                --------           --------        --------        --------          -------
      Total from Investment Operations ...         (5.92)             (7.06)           7.47            5.00             2.97
                                                --------           --------        --------        --------          -------
LESS DISTRIBUTIONS
   Net Investment Income .................         (0.30)             (0.21)          (0.39)          (0.09)           (0.04)
   Net Realized Gain on Investments ......         (0.03)             (0.35)          (0.32)          (0.14)           (0.05)
                                                --------           --------        --------        --------          -------
      Total Distributions ................         (0.33)             (0.56)          (0.71)          (0.23)           (0.09)
                                                --------           --------        --------        --------          -------
Net Asset Value, End of Period ...........      $  10.54           $  16.79        $  24.41        $  17.65          $ 12.88
                                                ========           ========        ========        ========          =======
Total Return .............................        (35.38)%**         (29.39)%         42.61%          39.14%           29.68%
Net Assets, End of Period (thousands) ....      $393,203           $704,872        $567,638        $156,032          $47,925
Ratio of Expenses to Average Net Assets ..          1.00%*             1.00%           1.00%           1.00%            1.00%
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Reimbursement
   Of Expenses) ..........................          1.05%*             1.01%           1.12%           1.23%            1.65%
Ratio of Net Investment Income to
   Average Net Assets ....................          1.11%*             1.56%           1.12%           1.39%            1.59%
Ratio of Net Investment Income to Average
   Net Assets (Excluding Waivers and
      Reimbursement of Expenses) .........          1.07%*             1.55%           1.00%           1.16%            0.94%
Portfolio Turnover Rate ..................             7%**              11%             20%             14%              27%

(1)  The Fund commenced operations on July 1, 2004.

(2)  Per share numbers have been calculated using the average share method.

*    Annualized.

** Total return and portfolio turnover rate are not annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                           E.I.I. GLOBAL PROPERTY FUND

                              FINANCIAL HIGHLIGHTS

      FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                              Six Months Ended   Year Ended   Period Ended
                                             December 31, 2008    June 30,      June 30,
                                                (unaudited)        2008          2007(1)
                                             -----------------   ----------   ------------
Net Asset Value, Beginning of Period .....      $  14.01         $  19.22      $ 20.00
                                                --------         --------      -------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
   Net Investment Income .................          0.07             0.18         0.09
   Net Gain (Loss) on Securities
      (Realized and Unrealized) ..........         (4.88)           (5.22)       (0.87)
                                                --------         --------      -------
      Total from Investment Operations ...         (4.81)           (5.04)       (0.78)
                                                --------         --------      -------
LESS DISTRIBUTIONS
   Net Investment Income .................         (0.18)           (0.16)          --
   Net Realized Gain on Investments ......            --            (0.01)          --
                                                --------         --------      -------
      Total Distributions ................         (0.18)           (0.17)          --
                                                --------         --------      -------
Net Asset Value, End of Period ...........      $   9.02         $  14.01      $ 19.22
                                                ========         ========      =======
Total Return .............................        (34.26)%**       (26.34)%      (3.90)%**
Net Assets, End of Period (thousands) ....      $101,989         $144,968      $71,244
Ratio of Expenses to Average Net Assets ..          1.00%*           1.00%        1.00%*
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Reimbursement
   of Expenses) ..........................          1.12%*           1.05%        1.57%*
Ratio of Net Investment Income to
   Average Net Assets ....................          1.44%*           1.60%        1.74%*
Ratio of Net Investment Income to Average
   Net Assets (Excluding Waivers and
      Reimbursement of Expenses) .........          1.32%*           1.55%        1.17%*
Portfolio Turnover Rate ..................            14%**            18%           8%**

(1)  The Fund commenced operations on February 1, 2007.

*    Annualized.

** Total return and portfolio turnover rate are not annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 2008 (UNAUDITED)

A. ORGANIZATION:

E.I.I. Realty Securities Trust (the "Trust") was organized on December 22, 1997 as a Delaware statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company with the following series: E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund. EI.I. Realty Securities Fund commenced operations on June 11, 1998. E.I.I. International Property Fund commenced operations on July 1, 2004. E.I.I. Global Property Fund commenced operations on February 1, 2007. Each series, in effect, represents a separate fund, and is referred to herein as a "Fund" or collectively as the "Funds".

FUND SHARES

The Funds may offer three classes of shares: Institutional, Adviser and Investor. As of December 31, 2008, the Adviser and Investor classes had not commenced distribution. Shares of all classes represent equal pro-rata interests in the Funds, except that each class will bear different expenses that will reflect the difference in the range of services to be provided to them.

B. SIGNIFICANT ACCOUNTING POLICIES:

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Funds in preparation of their financial statements.

USE OF ESTIMATES: The preparation of financial statements in accordance with GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Estimates include the classification of distributions received by the Funds from the issuers of the Funds' portfolio securities. These distributions may be classified as either dividend income, capital gains or as non-taxable distributions. The final classifications of these distributions cannot be determined until reported to the Funds by the issuers of the Funds' portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Funds will not affect the net assets of the Funds. The reclassification of distributions received by the Funds may require the Funds to reclassify a portion of their distributions to Fund shareholders.

The Funds estimate components of distributions from real estate investment trusts ("REITs"). Return of capital distributions are recorded as a reduction of cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

SECURITY VALUATION: Securities traded on a nationally recognized securities exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

If market quotations are not readily available, or the price is not considered representative of market value, securities are valued at their fair value as determined in good faith by the Trust's Price Valuation Committee under procedures adopted by the Trust's Board of Trustees. Investments in other investment companies are valued at net asset value.

Most foreign markets close before the close of trading on the NYSE. If a Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the Fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the Trust's Price Valuation Committee, established by the Trust's Board of Directors.

The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Funds are open. In deciding whether to make fair value adjustments, the Funds review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the

                         E.I.I. REALTY SECURITIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                   DECEMBER 31, 2008 (UNAUDITED) - CONTINUED

actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Another fund holding the same security may value the security differently based on their fair value determinations. Because each Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157") effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Funds as of July 1, 2008, the beginning of the Funds' current fiscal year. In accordance with FAS 157, fair value is defined as the price that each fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between: inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available under the circumstances. It also establishes a classification of the fair value measurements for disclosure purposes. Various inputs are used in determining the value of each Fund's investments. The three levels of the fair value hierarchy under FAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities

     -    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     -    Level 3 - significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Summary of inputs used to value the Funds' net assets as of December 31, 2008 is included with each Fund's Schedule of Investments.

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2008:

                                                 E.I.I. REALTY    E.I.I. INTERNATIONAL   E.I.I. GLOBAL
                                                SECURITIES FUND       PROPERTY FUND      PROPERTY FUND
                                                ---------------   --------------------   -------------
VALUATION INPUTS
Level 1 - Quoted Prices                           $15,432,704         $385,793,386        $102,008,569
Level 2 - Other Significant Observable Inputs              --            1,781,961              33,886
Level 3 - Significant Unobservable Inputs                  --                   --                  --
                                                  -----------         ------------        ------------
Total                                             $15,432,704         $387,575,347         102,042,455
                                                  ===========         ============        ============

FOREIGN CURRENCY TRANSLATION: Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of valuation. Purchases and sales of securities, interest income and dividends received are translated into U.S. dollars at the exchange rates in effect on the translation date.

The company isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchanged gains and losses arise from changes in the value of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

SECURITY TRANSACTIONS: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statements and federal income tax purposes.

                         E.I.I. REALTY SECURITIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                   DECEMBER 31, 2008 (UNAUDITED) - CONTINUED

EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated pro-rata among the respective Funds. In addition, expenses of a Fund not directly attributable to the operations of a particular class of the Fund are allocated to the separate classes based upon the relative net assets of each class.

INCOME RECOGNITION: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all securities. Corporate actions and dividend income are recorded on ex-date. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income, if any, are declared and paid quarterly for the E.I.I. Realty Securities Fund and annually for the E.I.I. International Property Fund and E.I.I. Global Property Fund. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

FEDERAL INCOME TAXES: The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

Each Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48") on the first day of the Funds' fiscal year. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of FIN 48 on the Funds' financial statements. Each of the Funds' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is each Fund's policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. As of December 31, 2008, management has evaluated the application of FIN 48 to the Funds, and has determined that there is no material impact on the Funds' financial statements.

NEW ACCOUNTING PRONOUNCEMENTS: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161") was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of FAS 161. The impact on the Funds' financial statement disclosures, if any, is currently being assessed.

FOREIGN ISSUER RISK: For Funds that invest in foreign issuers, the foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property and difficulties in enforcing contracts.

CURRENCY RISK: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

INDEMNIFICATIONS: The Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. The Funds do not anticipate recognizing any loss related to these arrangements.

                         E.I.I. REALTY SECURITIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                    DECEMBER 31, 2008 (UNAUDITED) - CONTINUED

C. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES:

INVESTMENT ADVISORY FEE

The Funds have entered into an Investment Advisory Agreement with E.I.I. Realty Securities, Inc. (the "Adviser" or "E.I.I.") for day-to-day portfolio management services to be provided by the Adviser. The Investment Advisory Agreement provides for the Adviser to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the Funds' average daily net assets.

ADMINISTRATION FEE

E.I.I. will also provide administrative services to the Funds. Under the Administrative Services Agreement, E.I.I. will receive a fee payable monthly at an annual rate of 0.15% of the Funds' average daily net assets. E.I.I. has entered into the Sub-Administration Agreement with PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly known as PFPC Inc., an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., under which E.I.I. pays PNC to provide certain administrative services to the Trust.

Pursuant to the Sub-Administration Agreement, PNC provides the day-to-day administration of the matters related to the corporate existence of the Trust, maintenance of its records, preparation of reports, supervision of the Trust's arrangements with its custodian and assistance in the preparation of the Trust's registration statements under federal and state laws.

TRANSFER AGENT FEE

PNC also serves as transfer agent for the Funds and receives a fee for related services pursuant to a Transfer Agency Agreement with the Trust.

CUSTODY FEE

PFPC Trust Company serves as the custodian for the Funds and receives a fee for related services pursuant to a Custodian Agreement with the Trust.

TRUSTEES FEE

The Funds pay each Independent Trustee an annual fee of $16,000, which includes compensation for all regular quarterly board meetings. The Chairman of the Board receives an additional $4,000 on an annual basis. The Trustees receive additional fees of $1,000 for special meetings and $500 for phone meetings held during the year. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. These fees and expenses are allocated between the Funds based on relative average net assets.

DISTRIBUTOR

PFPC Distributors, Inc. serves as the distributor of the Funds' shares. Any distribution fees incurred by the Funds is paid by the Adviser. For the fiscal year ended June 30, 2008, there was no distribution fees incurred by the Funds.

EXPENSE LIMITS AND FEE WAIVER

E.I.I. has agreed to voluntarily waive a portion of its Investment Advisory Fee and/or assume the expenses of the Funds to the extent necessary to keep the annual expenses of E.I.I. Realty Securities Fund to not more than 0.80% of the average net assets and E.I.I. International Property Fund and E.I.I. Global Property Fund to not more than 1.00% of the average daily net assets of the Institutional Share Class of each Fund. To the extent that the Adviser waives Investment Advisory Fees and/or absorbs expenses of the Funds, it may seek payment of a portion or all of such waived fees and/or assumed expenses at any time within three fiscal years after the fiscal year in which the Investment Advisory Fees were waived and/or expenses were assumed, subject to the 1.00% expense limitation stated above. The total amount of fees waived and/or assumed by the Adviser during the six months ended December 31, 2008 and the last three fiscal years ended June 30, 2008, and is therefore currently eligible for recoupment provided that the total recoupment does not exceed the 1.00% expense limitation, is as follows:

                         E.I.I. REALTY SECURITIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                    DECEMBER 31, 2008 (UNAUDITED) - CONTINUED

                                      E.I.I. REALTY     E.I.I. INTERNATIONAL   E.I.I. GLOBAL
                                     SECURITIES FUND       PROPERTY FUND       PROPERTY FUND
                                     ---------------   ---------------------   -------------
Six months ended December 31, 2008       $ 76,054             $131,722            $ 70,900
Fiscal Year ended 2008                    143,880               45,436              62,586
Fiscal Year ended 2007                     98,342              376,627             105,894
Fiscal Year ended 2006                    137,747              214,586                  --
                                         --------             --------             -------
Total                                    $456,023             $768,371             239,380
                                         ========             ========             =======

D. INVESTMENT TRANSACTIONS:

For the six months ended December 31, 2008, the Funds made the following purchases and sales of investment securities, other than U.S. Government Securities and Short-Term Securities:

             E.I.I. REALTY     E.I.I. INTERNATIONAL   E.I.I. GLOBAL
            SECURITIES FUND       PROPERTY FUND       PROPERTY FUND
            ---------------   ---------------------   -------------
Purchases     $ 8,392,565          $38,655,582          $35,969,493
Sales          10,231,975           50,516,486           15,343,654

E. TAX COST OF SECURITIES:

The aggregate cost, gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis at December 31, 2008 for each Fund were as follows:

FUND                                     COST       APPRECIATION   (DEPRECIATION)        NET
----                                 ------------   ------------   --------------   ------------
E.I.I. Realty Securities Fund        $ 18,027,187    $1,591,878      ($4,186,361)    ($2,594,483)
E.I.I. International Property Fund    745,103,556     1,925,195     (359,453,404)   (357,528,209)
E.I.I. Global Property Fund           177,611,275       670,101      (76,238,921)    (75,568,820)

                         E.I.I. REALTY SECURITIES TRUST

                       ADDITIONAL INFORMATION (UNAUDITED)

                                DECEMBER 31, 2008

E.I.I. REALTY SECURITIES TRUST PROXY VOTING GUIDELINES

The Adviser is responsible for exercising the voting rights associated with the securities held by each Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge, upon request, by calling 1-888-323-8912. It is also available on the SEC's web site at www.sec.gov.

In addition, each Fund's complete proxy voting record for the 12 months ended December 31, 2008 is available without charge, upon request, by calling toll free 1-888-323-8912. It is also available on the SEC's website at www.sec.gov.

E.I.I. REALTY SECURITIES TRUST QUARTERLY REPORTING OF PORTFOLIO HOLDINGS

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

                       This Page Left Blank Intentionally.

INVESTMENT ADVISER & ADMINISTRATOR
E.I.I. Realty Securities, Inc.
717 Fifth Avenue
10th Floor
New York, NY 10022
(212) 644-0794

SUB-ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc.
4400 Computer Drive
Westborough, MA 01581-5120

TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Kramer, Levin, Naftalis & Frankel
1177 Avenue of the Americas
New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

OFFICERS & TRUSTEES
Richard J. Adler, PRESIDENT
& CHIEF EXECUTIVE OFFICER
Lynn P. Marinaccio, SECRETARY
Michael J. Meagher, TREASURER
& CHIEF COMPLIANCE OFFICER
Warren K. Greene, INDEPENDENT CHAIRMAN
& TRUSTEE
Joseph Gyourko, INDEPENDENT TRUSTEE
Juan M. Meyer, INDEPENDENT TRUSTEE
Christian A. Lange, TRUSTEE

(EII LOGO) E.I.I. REALTY SECURITIES TRUST

                                  888-323-8912

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

      (a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

      (b) Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

      (a)(1) Not applicable.

      (a)(2) Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act  and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) EII REALTY SECURITIES TRUST

By (Signature and Title)*  /S/ RICHARD J. ADLER
                         -------------------------------------------------------
                           Richard J. Adler, Chief Executive Officer
                           (principal executive officer)

Date                       MARCH 4, 2009
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ RICHARD J. ADLER
                         -------------------------------------------------------
                                    Richard J. Adler, Chief Executive Officer
                                    (principal executive officer)

Date                       MARCH 4, 2009
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MICHAEL J. MEAGHER
                         -------------------------------------------------------
                           Michael J. Meagher, Vice President and Treasurer (principal financial officer)

Date                       MARCH 4, 2009
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.